EXHIBIT 99.3
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

 All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.
             Preliminary Structural and Collateral Term Sheet  September 8, 2005
--------------------------------------------------------------------------------

                                 $908,175,000
                                 (Approximate)
                        GSAA Home Equity Trust 2005-11
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Estimated
                                                             Expected                       Avg.
                   Approximate                   Primary      Credit         Initial        Life        Principal      S&P /Moody's
                    Principal     Certificate  Collateral     Support      Pass-Through     (yrs)    Payment Window      Expected
 Certificates      Balance/(1)/     Type          Group        /(3)/         Rate/(4)/      /(5)/      /(5) (6)/         Ratings
---------------- ---------------- ----------- -------------- ---------- ----------------- --------- ---------------- ---------------
      1A1           $104,203,000     Sr        Group I (2)    16.53%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      1A2            $11,578,000     Sr        Group I (2)     7.25%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      2A1           $101,560,000     Sr       Group II (2)    16.53%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      2A2            $11,284,000     Sr       Group II (2)     7.25%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      3A1           $300,000,000     Sr       Group III (2)   16.53%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      3A2            $33,333,000     Sr       Group III (2)    7.25%      LIBOR + [ ]%       2.39     10/05 - 02/12     AAA/Aaa
      3A3           $171,219,000     Sr       Group III (2)    7.25%      LIBOR + [ ]%       1.00     10/05 - 12/07     AAA/Aaa
      3A4            $53,855,000     Sr       Group III (2)    7.25%      LIBOR + [ ]%       3.00     12/07 - 09/09     AAA/Aaa
      3A5            $63,813,000     Sr       Group III (2)    7.25%      LIBOR + [ ]%       5.62     09/09 - 02/12     AAA/Aaa
      M-1            $23,851,000     Sub       Group I, II     4.65%      LIBOR + [ ]%       4.43     11/08 - 02/12      AA/Aa2
                                                 and III
      M-2             $7,797,000     Sub       Group I, II     3.80%      LIBOR + [ ]%       4.41     11/08 - 02/12     AA-/Aa3
                                                 and III
      M-3             $7,338,000     Sub       Group I, II     3.00%      LIBOR + [ ]%       4.41     11/08 - 02/12       A/A2
                                                 and III
      M-4             $4,586,000     Sub       Group I, II     2.50%      LIBOR + [ ]%       4.38     10/08 - 02/12      A-/A3
                                                 and III
      B-1             $4,586,000     Sub       Group I, II     2.00%      LIBOR + [ ]%       4.32     10/08 - 02/12    BBB+/Baa1
                                                 and III
      B-2             $4,586,000     Sub       Group I, II     1.50%      LIBOR + [ ]%       4.15     10/08 - 07/11     BBB/Baa2
                                                 and III
      B-3             $4,586,000     Sub       Group I, II     1.00%      LIBOR + [ ]%       3.82     10/08 - 10/10    BBB-/Baa3
                                                 and III
---------------- ---------------- ----------- -------------- ---------- ----------------- -------- ---------------- ---------------
     TOTAL          $908,175,000
------------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      B-4             $4,586,000     Sub       Group I, II    0.50%          [ ]%          N/A          N/A             N/A
                                                 and III
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates may receive principal payments from the other collateral group.
(3)  Fully funded overcollateralization of approximately 0.50%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in September 2035.

Selected Mortgage Pool Data/(7)/
________________________________


------------------------------------------------------------------------------------------------------------------------------------
                                                          Group I             Group II            Group III           Aggregate
------------------------------------------------ -------------------- --------------------- ------------------- --------------------
Scheduled Principal Balance:                         $125,492,709         $122,306,771         $674,370,342        $922,169,822
Number of Mortgage Loans:                                     611                  618                1,753               2,982
Average Scheduled Principal Balance:                     $205,389             $197,907             $384,695            $309,245
Interest Only Loans:                                       87.36%               88.29%               93.28%              91.81%
Weighted Average Gross Coupon:                             6.150%               6.171%               5.915%              5.981%
Weighted Average Net Coupon(8):                            5.865%               5.834%               5.645%              5.700%
Weighted Average FICO Score:                                  712                  707                  718                 716
Weighted Average Original LTV Ratio:                       79.44%               79.94%               76.70%              77.51%

Weighted Average Stated Remaining Term (months):              358                  357                  359                 358
Weighted Average Seasoning (months):                            2                    3                    1                   2
Weighted Average Months to Roll:                               39                   54                   48                  47
Weighted Average Gross Margin:                              2.57%                2.43%                2.37%               2.41%
Weighted Average Initial Rate Cap:                          4.46%                4.82%                4.95%               4.86%
Weighted Average Periodic Rate Cap:                         1.38%                1.75%                1.58%               1.58%
Weighted Average Gross Maximum Lifetime Rate:              11.86%               11.28%               11.59%              11.59%
------------------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc.
     ("GreenPoint") (39.26%), SunTrust Mortgage, Inc. ("SunTrust") (15.22%), National City Mortgage Company ("NatCity") (11.09%) and others (1.07%) or purchased through the Goldman Sachs Residential Mortgage Conduit (33.36%).

o The Mortgage Loans will be serviced or sub-serviced by GreenPoint (39.26%), Countrywide Home Loans Servicing, LP (34.37%), SunTrust (15.22%), NatCity (11.09%) and Wells Fargo Home Mortgage, Inc. ("Wells Fargo") (0.06%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0511 and on Bloomberg as GSAA 05-11.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $922,169,822. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.1656% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 23 for swap agreement details.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              September 29, 2005

Cut-Off Date:                       September 1, 2005

Statistical Calculation Date:       August 1, 2005

Expected Pricing Date:              On or before September 16, 2005

First Distribution Date:            October 25, 2005


Key Terms
---------

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and
                                    Class B-3 Certificates

Non-Offered Certificates:           Class B-4 Certificates and the Class R
                                    Certificates

LIBOR Certificates:                 Class A, Class M, Class B-1, Class B-2 and
                                    Class B-3 Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Class A Certificates:               Class 1A, Class 2A and Class 3A Certificates

Class 1A Certificates:              Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:              Class 2A1 and Class 2A2 Certificates

Class 3A Certificates:              Class 3A1, Class 3A2, Class 3A3, Class 3A4
                                    and Class 3A5 Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3 and
                                    Class M-4 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3 and
                                    Class B-4 Certificates


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class R Certificates:               Class R-1 and Class R-2 Certificates. The
                                    Class R Certificates are not being offered hereby.

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class M and Class B Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicers:                          GreenPoint, Countrywide, SunTrust, NatCity
                                    and Wells Fargo

Trustee:                            Wachovia Bank, NA

Securities Administrator:           JP Morgan Chase Bank, NA

Master Servicer:                    JP Morgan Chase Bank, NA

Custodians:                         Deutsche Bank National Trust Company and
                                    J.P. Morgan Trust Company

Swap Provider:                      TBD

Servicing Fee Rates:                25.0 bps (79.69%)
                                    37.5 bps (20.31%)

Expense Fee Rate:                   The Servicing Fee Rate and any lender-paid
                                    mortgage insurance

Distribution Date:                  25th day of the month or the next Business
                                    Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period.

Delay Days:                         24 day delay on the Non-Offered Certificates
                                    0 day delay on the Offered Certificates

Day Count:                          Actual/360 basis for the LIBOR Certificates
                                    and 30/360 basis for the Non-Offered
                                    Certificates.

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:            For the LIBOR Certificates, from the prior
                                    Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:      30% CPR

Group I Mortgage Loans:             Approximately $125,492,709 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both
                                    Fannie Mae and Freddie Mac.

Group II Mortgage Loans:            Approximately $122,306,771 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group III Mortgage Loans:           Approximately $674,370,342 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the
                                   interest payments on the Principal
                                    Certificates, resulting in excess cash
                                    flow calculated in the following manner
                                    based on the collateral as of the Cut-Off
                                    Date:

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                    Initial Gross WAC/(1)/:                                                 5.9807%

                                      Less Fees & Expenses/(2)/:                                            0.2809%
                                                                                                    -----------------------
                                    Net WAC/(1)/:                                                           5.6998%

                                      Less Initial Principal Certificate Coupon (Approx.)/(1)(3)/:          3.9674%

                                      Less Initial Swap Outflow:/(3)/                                       0.9493%
                                                                                                    -----------------------
                                    Initial Excess Spread/(1)/:                                             0.7831%

                                    (1)  This amount will vary on each
                                         distribution date based on changes to
                                         the weighted average interest rate on
                                         the Mortgage Loans as well as any
                                         changes in day count.

                                    (2)  Includes the Servicing Fee and any
                                         lender-paid mortgage insurance.

                                    (3)  Assumes 1-month LIBOR equal to 3.70%,
                                         initial marketing spreads and a 30-day
                                         month.  This amount will vary on each
                                         distribution date based on changes to
                                         the weighted average Pass-Through Rates
                                         on the Principal Certificates as well
                                         as any changes in day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability.

Compensating Interest:              Each Servicer, with the exception of
                                    SunTrust, shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related
                                    Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide, GreenPoint and Wells Fargo or
                                    (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of NatCity. SunTrust will provide
                                    Compensating Interest equal to the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related
                                    Prepayment Period.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Retention of Servicing:             Although the Depositor will transfer all
                                    right, title and interest in the Mortgage
                                    Loans to the trust, with respect to
                                    certain of the Mortgage Loans the
                                    Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The Mortgage Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately 33.36% of the aggregate principal balance of the Mortgage Loans as of the Statistical Calculation Date.
                                    Should the Depositor or such affiliate
                                    choose to do so, the transfer must meet
                                    certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly
                                    Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master Servicer, and requires the receipt of confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies,
                                    Inc., and Moody's Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that Class A, Class M-1,
                                    Class M-2, and the Class R Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult
                                    their own counsel.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                      All Principal Certificates represent REMIC
                                    regular interests subject to certain
                                    rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract. The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE
                                    PROSPECTUS FOR A DESCRIPTION OF
                                    INFORMATION THAT SHOULD BE CONSIDERED IN
                                    CONNECTION WITH AN INVESTMENT IN THE
                                    OFFERED CERTIFICATES.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.50%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-----------------------------------------------------------------------------------------------------------------
                Class                    Initial Subordination Percentage         Step-Down Date Percentage
-----------------------------------------------------------------------------------------------------------------
                  A                                    7.25%                                14.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                   4.65%                                9.30%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                   3.80%                                7.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-3                                   3.00%                                6.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-4                                   2.50%                                5.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   2.00%                                4.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   1.50%                                3.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                   1.00%                                2.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-4                                   0.50%                                1.00%
-----------------------------------------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


-----------------------------------------------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------
    October 2007 - September 2008       0.25% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.279% in November 2007)
-------------------------------------- --------------------------------------------------------------------------
    October 2008 - September 2009       0.60% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.629% in November 2008)
-------------------------------------- --------------------------------------------------------------------------
    October 2009 - September 2010       0.95% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.975% in November 2009)
-------------------------------------- --------------------------------------------------------------------------
    October 2010 - September 2011       1.25% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.267% in November 2010)
-----------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.60%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group III Sequential Trigger Event. A Group III Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.60%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to
1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 3A1 Pass-Through Rate. The Class 3A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 3A2 Pass-Through Rate. The Class 3A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 3A3 Pass-Through Rate. The Class 3A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 3A4 Pass-Through Rate. The Class 3A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 3A5 Pass-Through Rate. The Class 3A5 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group III WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any;

     (ii) concurrently,

          (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates;

          (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates; and

          (C) from the Interest Remittance Amount related to the Group III Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 3A Certificates), to each class of the Class 3A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 3A Certificates from prior Distribution Dates;

          provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

    (iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

     (iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(b)  concurrently,

     (i) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero;

     (ii) concurrently, to the Class 2A1 and Class 2A2 Certificates, the Group II Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A1 and Class 2A2 Certificates will be allocated first to the Class 2A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A2 Certificates, until its certificate principal balance has been reduced to zero; and

    (iii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 3A1 and Class 3A2 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 3A3, Class 3A4 and Class 3A5 Certificates, in the case of clause (y) below, the Group III Principal Distribution Amount,

          (x) to the Class 3A1 and Class 3A2 Certificates, the Group III Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group III Sequential Trigger Event is in effect, principal distributions to the Class 3A1 and Class 3A2 Certificates will be allocated first to the Class 3A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 3A2 Certificates, until its certificate principal balance has been reduced to zero;

          (y) sequentially, to the Class 3A3, Class 3A4, and Class 3A5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

(c) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class, the Class 2A1 and Class 2A2 Certificates as one class and the Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (c) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (c), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(d) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)  Concurrently,

     (i) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 1A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (ii) to the Class 2A Certificates, allocated pro rata among these Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

    (iii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 3A1 and Class 3A2 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 3A3, Class 3A4 and Class 3A5 Certificates, in the case of clause (y) below, the Group II Principal Distribution Amount,

          (x) to the Class 3A1 and 3A2 Certificates, allocated pro rata among these Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 3A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;

          (y) sequentially, to the Class 3A3, Class 3A4, and Class 3A5 Certificates in that order, until their respective certificate principal balances have been reduced to zero.

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class, the Class 2A1 and Class 2A2 Certificates as one class and the Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A and Class 2A Certificates, on the one hand, and the Class 3A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, with the principal allocated to the Class 2A1 and Class 2A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A1 and Class 2A2 Certificates will be allocated first to the Class 2A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A2 Certificates, until its certificate principal balance has been reduced to zero and the principal allocated to the Class 3A Certificates, being allocated pro rata among


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Class 3A1, Class 3A2, Class 3A3 and Class 3A4 Certificates, until their respective certificate principal balances have been reduced to zero until its certificate principal balance has been reduced to zero, with the principal allocated to the Class 3A1 and Class 3A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group III Sequential Trigger Event is in effect, principal distributions to the Class 3A1 and Class 3A2 Certificates will be allocated first to the Class 3A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 3A2 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

    (iii) concurrently, to the Class 1A Certificates, any Basis Risk Carry Forward Amounts for such class, the Class 2A Certificates, any Basis Risk Carry Forward Amounts for such class and to the Class 3A Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata based on their respective Basis Risk Carry Forward Amounts,

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

     (v)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date,

(ii) to the certificateholders, to pay interest according to sections (ii),
     (iii) and (iv) of the "Interest Distributions on the Principal Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class 3A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group IIi Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Group iII Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 3A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

    (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), and (I) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.











This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type/(1) (2)/
-------------------------------------------------

                                 1-12          13-24           25-36              37-48            49-60
  Product        No Penalty     Months         Months          Months            Months            Months           Total
------------    ------------  -----------   -----------     ------------     -------------    --------------    ------------
1 Year ARM       $33,788,983           $0            $0      $11,755,641        $1,315,137                $0     $46,859,760
2 Year ARM       $30,647,499     $711,772      $125,200       $6,245,864          $196,000                $0     $37,926,335
3 Year ARM      $236,391,551   $3,632,441            $0      $62,418,150          $419,200          $216,000    $303,077,342
5 Year ARM      $450,348,176   $6,094,390            $0      $48,079,913          $651,500        $3,210,550    $508,384,529
7 Year ARM       $20,377,822           $0            $0       $2,572,603                $0                $0     $22,950,426
10 Year ARM       $2,550,472           $0            $0         $420,959                $0                $0      $2,971,431
------------    ------------  -----------   -----------     ------------     -------------    --------------    ------------
TOTAL/(3)/      $774,104,503  $10,438,602      $125,200     $131,493,131        $2,581,837        $3,426,550    $922,169,822
============    ============  ===========   ===========     ============     =============    ==============    ============


                                 1-12          13-24           25-36              37-48            49-60
  Product        No Penalty     Months         Months          Months            Months            Months
------------    ------------  -----------   -----------     ------------     -------------    --------------
1 Year ARM             3.66%        0.00%         0.00%            1.27%             0.14%             0.00%
2 Year ARM             3.32%        0.08%         0.01%            0.68%             0.02%             0.00%
3 Year ARM            25.63%        0.39%         0.00%            6.77%             0.05%             0.02%
5 Year ARM            48.84%        0.66%         0.00%            5.21%             0.07%             0.35%
7 Year ARM             2.21%        0.00%         0.00%            0.28%             0.00%             0.00%
10 Year ARM            0.28%        0.00%         0.00%            0.05%             0.00%             0.00%
------------    ------------  -----------   -----------     ------------     -------------    --------------
TOTAL/(3)/            83.94%        1.13%         0.01%           14.26%             0.28%             0.37%
============    ============  ===========   ===========     ============     =============    ==============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.

(3)  Columns may not add up due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.

o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on September 1, 2005) are used.

o    33% loss severity, 100% advancing of principal and interest.

o    There is a 6-month lag in recoveries.

o Priced to call with collateral losses calculated through the life of the applicable bond.

o    All Offered Certificates are priced at par.

o All payments are assumed to be made on the 25th of the month regardless of business days.

o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.



----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss          Libor Flat               0% Return
----------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                10.13                    10.24                   11.13
                  Yield (%)                             4.6946                   4.2303                  0.0486
                  WAL (years)                             5.07                     5.07                    4.83
                  Modified Duration                       4.48                     4.49                    4.48
                  Principal Window               10/10 - 10/10            10/10 - 10/10           09/10 - 09/10
                  Principal Writedown        32,948.86 (0.14%)       653,274.05 (2.74%)   5,406,619.83 (22.67%)
                  Total Collat Loss      61,936,105.17 (6.75%)    62,525,702.76 (6.82%)   66,894,106.70 (7.29%)
----------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                 8.72                     8.75                    9.06
                  Yield (%)                             4.6716                   4.2837                  0.0161
                  WAL (years)                             5.24                     5.24                    5.06
                  Modified Duration                       4.61                     4.62                    4.60
                  Principal Window               12/10 - 12/10            12/10 - 12/10           11/10 - 11/10
                  Principal Writedown        38,253.14 (0.49%)       214,478.53 (2.75%)   1,880,715.09 (24.12%)
                  Total Collat Loss      54,797,951.07 (5.97%)    54,965,902.09 (5.99%)   56,409,615.11 (6.15%)
----------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                 7.45                     7.49                    7.77
                  Yield (%)                             4.8062                   4.2545                  0.0297
                  WAL (years)                             5.41                     5.40                    5.19
                  Modified Duration                       4.72                     4.73                    4.72
                  Principal Window               02/11 - 02/11            02/11 - 02/11           01/11 - 01/11
                  Principal Writedown        34,556.03 (0.47%)       278,310.07 (3.79%)   1,859,490.27 (25.34%)
                  Total Collat Loss      48,043,983.99 (5.24%)    48,277,042.94 (5.26%)   49,660,845.93 (5.41%)
----------------------------------------------------------------------------------------------------------------
    Class M-4     CDR (%)                                 6.69                     6.72                    6.88
                  Yield (%)                             4.9199                   4.2580                  0.1751
                  WAL (years)                             5.49                     5.49                    5.37
                  Modified Duration                       4.77                     4.78                    4.83
                  Principal Window               03/11 - 03/11            03/11 - 03/11           03/11 - 03/11
                  Principal Writedown         7,612.72 (0.17%)       193,435.76 (4.22%)   1,184,254.02 (25.82%)
                  Total Collat Loss      43,778,894.48 (4.77%)    43,957,929.20 (4.79%)   44,910,329.23 (4.90%)
----------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                 5.95                     5.99                    6.15
                  Yield (%)                             5.2960                   4.4052                  0.2034
                  WAL (years)                             5.57                     5.56                    5.39
                  Modified Duration                       4.77                     4.78                    4.82
                  Principal Window               04/11 - 04/11            04/11 - 04/11           04/11 - 04/11
                  Principal Writedown        35,998.96 (0.78%)       289,070.33 (6.30%)   1,299,639.03 (28.34%)
                  Total Collat Loss      39,503,958.43 (4.31%)    39,748,351.66 (4.33%)   40,723,248.78 (4.44%)
----------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss          Libor Flat               0% Return
----------------------------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                5.23                     5.28                     5.43
                  Yield (%)                            5.3868                   4.2477                   0.1655
                  WAL (years)                            5.66                     5.63                     5.40
                  Modified Duration                      4.81                     4.82                     4.86
                  Principal Window              05/11 - 05/11            05/11 - 05/11            05/11 - 05/11
                  Principal Writedown       56,127.86 (1.22%)       379,310.67 (8.27%)    1,348,126.42 (29.40%)
                  Total Collat Loss     35,223,819.25 (3.84%)    35,536,515.37 (3.87%)    36,472,003.61 (3.98%)
----------------------------------------------------------------------------------------------------------------
    Class B-3     CDR (%)                                4.53                     4.59                     4.73
                  Yield (%)                            5.7003                   4.2508                   0.2017
                  WAL (years)                            5.74                     5.67                     5.37
                  Modified Duration                      4.82                     4.84                     4.88
                  Principal Window              06/11 - 06/11            06/11 - 06/11            06/11 - 06/11
                  Principal Writedown       58,315.32 (1.27%)      467,312.25 (10.19%)    1,408,118.70 (30.70%)
                  Total Collat Loss     30,943,338.61 (3.37%)    31,327,336.09 (3.41%)    32,220,815.83 (3.51%)
----------------------------------------------------------------------------------------------------------------


















This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    1-month, 6-month, 1-year LIBOR and 1-year CMT remain static

o    10% Clean Up Call is not exercised

o    Based upon initial marketing structure and spreads


                                       ------------------------------------------------------------------------
                                          50 PPA      75 PPA     100 PPA     125 PPA    150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
Class 1A1    WAL                           5.50        3.64        2.62       1.97        1.52        1.17
             Principal Window Begin         1           1           1           1          1           1
             Principal Window End          306         230         172         134        106          85
---------------------------------------------------------------------------------------------------------------
Class 1A2    WAL                           5.50        3.64        2.62       1.97        1.52        1.17
             Principal Window Begin         1           1           1           1          1           1
             Principal Window End          306         230         172         134        106          85
---------------------------------------------------------------------------------------------------------------
Class 3A1    WAL                           5.51        3.64        2.62       1.97        1.52        1.17
             Principal Window Begin         1           1           1           1          1           1
             Principal Window End          307         231         173         134        106          86
---------------------------------------------------------------------------------------------------------------
Class 3A2    WAL                           2.15        1.39        1.00       0.77        0.61        0.50
             Principal Window Begin         1           1           1           1          1           1
             Principal Window End           60          39          27         21          16          13
---------------------------------------------------------------------------------------------------------------
Class 3A3    WAL                           6.65        4.29        3.00       2.20        1.74        1.40
             Principal Window Begin         60          39          27         21          16          13
             Principal Window End          104          67          48         33          26          21
---------------------------------------------------------------------------------------------------------------
Class 3A4    WAL                          13.56        9.16        6.65       5.02        3.77        2.80
             Principal Window Begin        104          67          48         33          26          21
             Principal Window End          307         231         173         134        106          86
---------------------------------------------------------------------------------------------------------------
Class M-1    WAL                           9.46        6.27        4.75       4.06        3.82        4.00
             Principal Window Begin         51          37          38         39          41          44
             Principal Window End          222         153         113         86          68          55
---------------------------------------------------------------------------------------------------------------
Class M-2    WAL                           9.30        6.15        4.64       3.92        3.63        3.62
             Principal Window Begin         51          37          38         39          40          42
             Principal Window End          197         135          98         75          59          48
---------------------------------------------------------------------------------------------------------------
Class M-3    WAL                           9.16        6.04        4.56       3.84        3.52        3.46
             Principal Window Begin         51          37          38         38          39          41
             Principal Window End          186         126          91         70          55          44
---------------------------------------------------------------------------------------------------------------
Class M-4    WAL                           8.99        5.92        4.44       3.74        3.42        3.35
             Principal Window Begin         51          37          37         38          39          40
             Principal Window End          171         116          84         64          50          41
---------------------------------------------------------------------------------------------------------------
Class B-1    WAL                           8.78        5.76        4.32       3.65        3.32        3.27
             Principal Window Begin         51          37          37         38          38          39
             Principal Window End          160         108          77         59          47          40
---------------------------------------------------------------------------------------------------------------
Class B-2    WAL                           8.44        5.51        4.15       3.49        3.19        3.20
             Principal Window Begin         51          37          37         37          38          38
             Principal Window End          147          97          70         53          42          39
---------------------------------------------------------------------------------------------------------------
Class B-3    WAL                           7.80        5.06        3.82       3.23        3.10        3.13
             Principal Window Begin         51          37          37         37          37          37
             Principal Window End          129          84          61         46          38          38
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    1-month, 6-month, 1-year LIBOR and 1-year CMT remain static

o    10% Clean Up Call is not exercised

o    Based upon initial marketing structure and spreads


                                       ------------------------------------------------------------------------
                                          50 PPA      75 PPA     100 PPA     125 PPA    150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
Class 1A1    WAL                          5.12        3.35        2.39        1.80        1.38        1.09
             Principal Window Begin        1           1           1           1           1           1
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class 1A2    WAL                          5.12        3.35        2.39        1.80        1.38        1.09
             Principal Window Begin        1           1           1           1           1           1
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class 3A1    WAL                          5.13        3.36        2.39        1.80        1.39        1.09
             Principal Window Begin        1           1           1           1           1           1
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class 3A2    WAL                          2.15        1.39        1.00        0.77        0.61        0.50
             Principal Window Begin        1           1           1           1           1           1
             Principal Window End          60          39          27          21          16          13
---------------------------------------------------------------------------------------------------------------
Class 3A3    WAL                          6.65        4.29        3.00        2.20        1.74        1.40
             Principal Window Begin        60          39          27          21          16          13
             Principal Window End         104          67          48          33          26          21
---------------------------------------------------------------------------------------------------------------
Class 3A4    WAL                         11.82        7.85        5.62        4.23        3.17        2.44
             Principal Window Begin       104          67          48          33          26          21
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class M-1    WAL                          8.89        5.86        4.43        3.82        3.64        3.16
             Principal Window Begin        51          37          38          39          41          38
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class M-2    WAL                          8.89        5.86        4.41        3.75        3.50        3.16
             Principal Window Begin        51          37          38          39          40          38
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class M-3    WAL                          8.89        5.86        4.41        3.73        3.44        3.16
             Principal Window Begin        51          37          38          38          39          38
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class M-4    WAL                          8.89        5.86        4.38        3.70        3.40        3.16
             Principal Window Begin        51          37          37          38          39          38
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class B-1    WAL                          8.78        5.76        4.32        3.65        3.32        3.16
             Principal Window Begin        51          37          37          38          38          38
             Principal Window End         160         108          77          59          47          38
---------------------------------------------------------------------------------------------------------------
Class B-2    WAL                          8.44        5.51        4.15        3.49        3.19        3.16
             Principal Window Begin        51          37          37          37          38          38
             Principal Window End         147          97          70          53          42          38
---------------------------------------------------------------------------------------------------------------
Class B-3    WAL                          7.80        5.06        3.82        3.23        3.10        3.13
             Principal Window Begin        51          37          37          37          37          37
             Principal Window End         129          84          61          46          38          38
---------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.

            Distribution                  Group I      Group II      Group III
 Period         Date       WAC Cap (%)    Cap (%)      Cap (%)        Cap (%)
 ------     ------------   -----------    --------     ---------     ---------
    1         10/25/2005     21.61826     21.80825      21.77353      21.55475
    2         11/25/2005     21.24920     21.40856      21.37940      21.19593
    3         12/25/2005     20.99027     21.15495      21.12479      20.93523
    4          1/25/2006     20.62935     20.78873      20.75952      20.57610
    5          2/25/2006     20.32865     20.48804      20.45880      20.27539
    6          3/25/2006     20.23224     20.40872      20.37631      20.17328
    7          4/25/2006     19.74507     19.90448      19.87518      19.69182
    8          5/25/2006     19.52846     19.69320      19.66290      19.47345
    9          6/25/2006     19.18447     19.34391      19.31455      19.13124
   10          7/25/2006     18.98365     19.14841      19.11804      18.92864
   11          8/25/2006     18.73992     18.91484      18.83756      18.68970
   12          9/25/2006     18.48297     18.67371      18.58072      18.42978
   13         10/25/2006     17.67288     17.86999      17.77387      17.61792
   14         11/25/2006     17.34829     17.53906      17.44601      17.29511
   15         12/25/2006     17.20519     17.40233      17.30615      17.15023
   16          1/25/2007     16.88601     17.07681      16.98370      16.83283
   17          2/25/2007     16.66175     16.85257      16.75942      16.60857
   18          3/25/2007     16.75058     16.96186      16.85870      16.69171
   19          4/25/2007     16.22651     16.41736      16.32416      16.17334
   20          5/25/2007     16.11498     16.31220      16.21586      16.06004
   21          6/25/2007     15.80843     15.99931      15.90604      15.75526
   22          7/25/2007     15.74118     16.12812      15.80951      15.65689
   23          8/25/2007     15.62026     15.92688      15.64147      15.55944
   24          9/25/2007     15.42971     15.75204      15.45102      15.36595
   25         10/25/2007     14.94944     15.28254      14.97145      14.88355
   26         11/25/2007     14.65170     14.97409      14.67299      14.58794
   27         12/25/2007     14.59784     14.93100      14.61983      14.53195
   28          1/25/2008     14.31466     14.69831      14.32544      14.24144
   29          2/25/2008     14.17665     14.53126      14.18200      14.10980
   30          3/25/2008     14.27473     14.65384      14.28045      14.20328
   31          4/25/2008     13.84946     14.20413      13.85479      13.78261
   32          5/25/2008     13.82070     14.18723      13.82620      13.75162
   33          6/25/2008     13.54595     13.90493      13.54046      13.48027
   34          7/25/2008     14.15496     16.35925      13.64285      13.83831
   35          8/25/2008     14.86180     16.35999      13.47679      14.83434
   36          9/25/2008     14.71933     16.23326      13.33441      14.68893
   37         10/25/2008     12.24473     13.79332      10.79769      12.21914
   38         11/25/2008     11.94232     13.44111      10.54196      11.91753
   39         12/25/2008     12.07311     13.62068      10.62162      12.04852
   40          1/25/2009     11.85315     13.80069      10.38506      11.75729
   41          2/25/2009     11.96029     13.71798      10.32585      11.92980
   42          3/25/2009     12.60262     14.54884      10.79303      12.56883
   43          4/25/2009     11.79649     13.55455      10.16199      11.76595
   44          5/25/2009     11.94395     13.76080      10.25494      11.91236
   45          6/25/2009     11.64224     13.39757      10.00459      11.61277

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            Distribution                  Group I      Group II      Group III
 Period         Date       WAC Cap (%)    Cap (%)      Cap (%)        Cap (%)
 ------     ------------   -----------    --------     ---------     ---------
   46          7/25/2009     11.86877     13.60999      10.10196      11.86530
   47          8/25/2009     11.59342     13.39035       9.87705      11.57048
   48          9/25/2009     11.52003     13.31705       9.80364      11.49706
   49         10/25/2009     11.69607     13.53871       9.90808      11.67759
   50         11/25/2009     11.39150     13.17481       9.66118      11.37358
   51         12/25/2009     11.55900     13.40047       9.78011      11.53907
   52          1/25/2010     11.25598     13.03817       9.53448      11.23667
   53          2/25/2010     11.18984     12.97188       9.47003      11.17025
   54          3/25/2010     11.88771     13.85949       9.98231      11.86646
   55          4/25/2010     11.07695     12.84324       9.34115      11.06315
   56          5/25/2010     11.67507     13.71045      11.99873      11.23869
   57          6/25/2010     11.78293     13.41684      12.07038      11.42763
   58          7/25/2010     12.57339     13.70034      12.66381      12.34785
   59          8/25/2010     13.66465     13.94633      13.41897      13.65682
   60          9/25/2010     10.91679     11.18379      10.65637      10.91434
   61         10/25/2010     11.28469     11.54818      11.00312      11.28672
   62         11/25/2010     10.79113     11.04616      10.51862      10.79310
   63         12/25/2010     11.15133     11.41444      10.87270      11.15291
   64          1/25/2011     10.79741     11.04629      10.52197      10.80105
   65          2/25/2011     10.79785     11.04636      10.52389      10.80129
   66          3/25/2011     11.95523     12.22996      11.65144      11.95920
   67          4/25/2011     10.79830     11.04648      10.52388      10.80188
   68          5/25/2011     11.15828     11.41477      10.87467      11.16198
   69          6/25/2011     10.80144     11.05505      10.53464      10.80264
   70          7/25/2011     11.16515     11.42361      10.88578      11.16772
   71          8/25/2011     10.80502     11.05517      10.53462      10.80750
   72          9/25/2011     10.80543     11.05523      10.53461      10.80806
   73         10/25/2011     11.16564     11.42380      10.88575      11.16835
   74         11/25/2011     10.80548     11.05535      10.53459      10.80811
   75         12/25/2011     11.16569     11.42393      10.88573      11.16841
   76          1/25/2012     10.80554     11.05548      10.53456      10.80816
   77          2/25/2012     10.80569     11.05554      10.53551      10.80819
   78          3/25/2012     11.55094     11.81806      11.26208      11.55361
   79          4/25/2012     10.80574     11.05567      10.53548      10.80824
   80          5/25/2012     11.16596     11.42426      10.88665      11.16854
   81          6/25/2012     10.80580     11.05580      10.53546      10.80830
   82          7/25/2012     11.16751     11.43535      10.88663      11.16860
   83          8/25/2012     10.92561     11.18098      10.59113      10.93871
   84          9/25/2012     10.92565     11.18105      10.59113      10.93876
   85         10/25/2012     11.28988     11.55382      10.94417      11.30343
   86         11/25/2012     10.92573     11.18119      10.59113      10.93885
   87         12/25/2012     11.28997     11.55396      10.94416      11.30352
   88          1/25/2013     10.92582     11.18132      10.59113      10.93894
   89          2/25/2013     10.92586     11.18139      10.59113      10.93898
   90          3/25/2013     12.09654     12.37947      11.72589      12.11107





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            Distribution                  Group I      Group II      Group III
 Period         Date       WAC Cap (%)    Cap (%)      Cap (%)        Cap (%)
 ------     ------------   -----------    --------     ---------     ---------
   91          4/25/2013     10.92595     11.18153      10.59112      10.93908
   92          5/25/2013     11.29020     11.55432      10.94416      11.30377
   93          6/25/2013     10.92604     11.18167      10.59112      10.93918
   94          7/25/2013     11.29029     11.55447      10.94416      11.30387
   95          8/25/2013     10.92695     11.18782      10.59112      10.93927
   96          9/25/2013     10.92699     11.18789      10.59112      10.93932
   97         10/25/2013     11.29128     11.56089      10.94416      11.30402
   98         11/25/2013     10.92709     11.18803      10.59112      10.93942
   99         12/25/2013     11.29137     11.56103      10.94416      11.30412
   100         1/25/2014     10.92718     11.18817      10.59112      10.93953
   101         2/25/2014     10.92723     11.18824      10.59112      10.93958
   102         3/25/2014     12.09806     12.38706      11.72588      12.11173
   103         4/25/2014     10.92733     11.18838      10.59112      10.93968
   104         5/25/2014     11.29162     11.56141      10.94415      11.30439
   105         6/25/2014     10.92742     11.18853      10.59111      10.93979
   106         7/25/2014     11.29172     11.56156      10.94415      11.30451
   107         8/25/2014     10.92752     11.18868      10.59111      10.93990
   108         9/25/2014     10.92758     11.18876      10.59111      10.93995
   109        10/25/2014     11.29188     11.56180      10.94415      11.30468
   110        11/25/2014     10.92768     11.18891      10.59111      10.94007
   111        12/25/2014     11.29199     11.56196      10.94414      11.30479
   112         1/25/2015     10.92778     11.18907      10.59111      10.94018
   113         2/25/2015     10.92784     11.18915      10.59110      10.94024
   114         3/25/2015     12.09873     12.38808      11.72586      12.11247
   115         4/25/2015     10.92794     11.18931      10.59110      10.94035
   116         5/25/2015     11.29226     11.56237      10.94414      11.30509
   117         6/25/2015     10.93270     11.18959      10.59120      10.94676
   118         7/25/2015     11.30060     11.57706      10.94434      11.31366
   119         8/25/2015     10.94378     11.20363      10.59136      10.95923
   120         9/25/2015     10.94381     11.20367      10.59138      10.95925





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $922,169,822. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.1656% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.


                                                   Swap Schedule

                                          Swap Notional                                            Swap Notional
    Period        Distribution Date         Amount ($)         Period      Distribution Date         Amount ($)
 ------------  ---------------------  -------------------    ----------  ---------------------  -----------------
       1             10/25/2005          922,169,822.33          37           10/25/2008           88,608,025.09
       2             11/25/2005          877,283,046.08          38           11/25/2008           84,293,413.76
       3             12/25/2005          834,580,794.03          39           12/25/2008           80,188,852.86
       4              1/25/2006          793,956,766.17          40            1/25/2009           76,284,118.18
       5              2/25/2006          755,309,834.42          41            2/25/2009           72,569,483.17
       6              3/25/2006          718,543,791.05          42            3/25/2009           69,035,694.60
       7              4/25/2006          683,567,109.31          43            4/25/2009           65,673,949.58
       8              5/25/2006          650,292,715.64          44            5/25/2009           62,475,873.66
       9              6/25/2006          618,637,773.18          45            6/25/2009           59,433,499.96
      10              7/25/2006          588,523,475.45          46            7/25/2009           56,539,249.33
      11              8/25/2006          559,874,850.47          47            8/25/2009           53,785,911.46
      12              9/25/2006          532,620,574.05          48            9/25/2009           51,166,627.02
      13             10/25/2006          480,966,138.92          49           10/25/2009           48,674,870.49
      14             11/25/2006          457,554,384.82          50           11/25/2009           46,304,433.95
      15             12/25/2006          435,282,049.61          51           12/25/2009           44,049,411.61
      16              1/25/2007          414,093,687.28          52            1/25/2010           41,904,185.16
      17              2/25/2007          393,936,549.61          53            2/25/2010           39,863,409.72
      18              3/25/2007          374,760,454.87          54            3/25/2010           37,921,933.48
      19              4/25/2007          356,517,662.93          55            4/25/2010           36,074,993.97
      20              5/25/2007          339,162,756.55          56            5/25/2010           34,317,987.21
      21              6/25/2007          322,652,528.33          57            6/25/2010           32,646,309.35
      22              7/25/2007          306,945,873.20          58            7/25/2010           31,056,041.69
      23              8/25/2007          292,003,686.13          59            8/25/2010           29,543,316.61
      24              9/25/2007          277,788,768.29          60            9/25/2010            1,361,809.14
      25             10/25/2007          252,805,204.69          61           10/25/2010            1,295,450.91
      26             11/25/2007          240,497,845.36          62        Nov - 10 onwards                    0
      27             12/25/2007          228,789,542.24
      28              1/25/2008          217,651,141.05
      29              2/25/2008          207,054,906.21
      30              3/25/2008          196,974,451.73
      31              4/25/2008          187,384,589.30
      32              5/25/2008          178,261,532.58
      33              6/25/2008          169,582,562.56
      34              7/25/2008          161,326,065.79
      35              8/25/2008          153,471,427.76
      36              9/25/2008          145,988,501.96









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - All Collateral/(1)/

      Scheduled Principal Balance:                               $922,169,822

      Number of Mortgage Loans:                                         2,982

      Average Scheduled Principal Balance:                           $309,245

      Interest Only Loans:                                             91.81%

      Weighted Average Gross Coupon:                                   5.981%

      Weighted Average Net Coupon:/(2)/                                5.700%

      Weighted Average FICO Score:                                        716

      Weighted Average Original LTV Ratio:                             77.51%

      Weighted Average Stated Remaining Term (months):                    358

      Weighted Average Seasoning (months):                                  2

      Weighted Average Months to Roll:                                     47

      Weighted Average Gross Margin:                                    2.41%

      Weighted Average Initial Rate Cap:                                4.86%

      Weighted Average Periodic Rate Cap:                               1.58%

      Weighted Average Gross Maximum Lifetime Rate:                    11.59%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                         Distribution by Current Principal Balance

                                               Pct.
                                                Of      Weighted Weighted           Weighted Weighted
                        Number               Pool By     Avg.      Avg.      Avg.      Avg.     Avg.     Pct.      Pct.
  Current Principal       Of     Principal   Principal  Gross    Current  Principal Original Combined    Full     Owner
       Balance          Loans     Balance     Balance   Coupon     FICO     Balance    LTV      LTV      Doc     Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
$50,000 & Below              9      $348,920    0.04%   6.597%      724     $38,769   75.55%   87.62%   64.35%     0.00%
$50,001 - $75,000           60     3,911,806    0.42    6.657       713      65,197   78.45    84.85    20.85     12.42
$75,001 - $100,000         145    12,980,020    1.41    6.314       715      89,517   80.11    85.64    33.89     31.59
$100,001 - $125,000        219    24,906,487    2.70    6.282       707     113,728   79.97    85.98    27.02     38.73
$125,001 - $150,000        243    33,594,708    3.64    6.159       716     138,250   79.77    87.21    35.00     42.62
$150,001 - $200,000        403    71,280,818    7.73    6.206       709     176,875   80.66    87.29    26.50     49.42
$200,001 - $250,000        349    78,519,191    8.51    6.079       711     224,983   79.95    88.05    29.65     65.35
$250,001 - $300,000        268    73,623,677    7.98    6.046       709     274,715   80.12    88.49    25.64     67.34
$300,001 - $350,000        193    62,891,674    6.82    6.052       705     325,864   79.80    88.85    24.87     77.03
$350,001 - $400,000        249    94,180,840   10.21    5.892       720     378,236   78.08    89.24    26.66     85.99
$400,001 - $450,000        239   101,916,469   11.05    5.930       721     426,429   77.10    88.66    17.27     88.28
$450,001 - $500,000        195    93,017,911   10.09    5.895       722     477,015   76.74    87.41    23.09     88.19
$500,001 - $550,000        110    57,817,825    6.27    5.833       724     525,617   75.49    85.19    11.96     90.03
$550,001 - $600,000        106    61,029,062    6.62    5.785       715     575,746   77.82    86.75    23.59     90.52
$600,001 - $650,000         74    46,854,868    5.08    5.931       723     633,174   75.76    87.63    16.36     89.11
$650,001 - $700,000         23    15,481,158    1.68    5.948       722     673,094   74.17    83.51    26.12     82.85
$700,001 - $750,000         28    20,468,370    2.22    5.877       726     731,013   75.10    83.99    28.28     89.25
$750,001 - $800,000          9     6,959,950    0.75    6.017       730     773,328   70.95    77.88    22.37     88.74
$800,001 - $850,000          9     7,492,250    0.81    5.794       721     832,472   77.06    80.03     0.00    100.00
$850,001 - $900,000         13    11,451,500    1.24    5.759       714     880,885   73.33    78.25    31.02    100.00
$900,001 - $950,000          5     4,675,000    0.51    5.850       717     935,000   66.68    70.67    19.94     80.43
$950,001 - $1,000,000       19    18,855,539    2.04    5.643       722     992,397   68.52    75.43    26.45    100.00
$1,000,001 - $1,500,000     10    13,129,279    1.42    6.026       702   1,312,928   62.68    67.42    20.25     70.60
$1,500,001 & Above           4     6,782,500    0.74    6.457       666   1,695,625   66.11    72.31    47.48    100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%      716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Current Rate

                                                Pct.
                                                 Of    Weighted  Weighted           Weighted Weighted
                         Number               Pool By     Avg.      Avg.     Avg.     Avg.     Avg.     Pct.      Pct.
                           Of     Principal  Principal   Gross    Current Principal Original Combined   Full     Owner
     Current Rate        Loans     Balance    Balance   Coupon     FICO     Balance    LTV      LTV      Doc     Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.50% & Below                3    $1,835,989    0.20%   4.484%      767    $611,996   79.74%   84.33%  100.00%   100.00%
4.51 - 5.00%                61    23,080,092    2.50    4.923       730     378,362   71.22    79.70    47.34     88.38
5.01 - 5.50%               473   175,626,176   19.04    5.388       726     371,303   75.40    84.86    33.91     91.42
5.51 - 6.00%             1,132   379,287,376   41.13    5.810       717     335,060   77.05    86.85    25.82     84.95
6.01 - 6.50%               716   202,264,735   21.93    6.300       709     282,493   78.03    86.91    18.01     69.54
6.51 - 7.00%               459   108,784,365   11.80    6.781       706     237,003   81.25    88.60    11.73     48.65
7.01 - 7.50%               116    24,946,942    2.71    7.282       712     215,060   83.27    89.42     3.98     29.14
7.51 - 8.00%                17     5,236,010    0.57    7.755       682     308,001   81.54    90.60     2.14     65.65
8.01 - 8.50%                 5     1,108,137    0.12    8.181       693     221,627   81.45    87.84     0.00     66.20
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%      716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                   Distribution by FICO

                                               Pct.
                                                Of     Weighted  Weighted           Weighted Weighted
                        Number               Pool By    Avg.      Avg.      Avg.      Avg.     Avg.     Pct.      Pct.
                          Of     Principal   Principal  Gross    Current  Principal Original Combined   Full     Owner
         Fico           Loans     Balance    Balance   Coupon     FICO     Balance    LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
820 - 839                    1      $328,450    0.04%   5.875%      820    $328,450   79.99%   99.99%  100.00%   100.00%
800 - 819                   46    14,874,949    1.61    5.738       807     323,368   74.66    82.88    41.80     81.85
780 - 799                  174    57,010,336    6.18    5.793       788     327,646   76.87    86.21    34.88     74.07
760 - 779                  275    87,896,997    9.53    5.877       769     319,625   77.33    88.03    23.99     69.65
740 - 759                  378   126,738,651   13.74    5.889       749     335,287   77.68    88.61    21.45     77.88
720 - 739                  394   124,398,145   13.49    5.951       729     315,731   78.25    89.28    19.42     76.67
700 - 719                  474   147,866,226   16.03    6.024       709     311,954   77.99    87.82    20.37     76.12
680 - 699                  554   168,974,193   18.32    6.007       689     305,008   77.26    85.76    20.60     77.70
660 - 679                  451   127,876,524   13.87    6.079       669     283,540   76.90    83.04    24.01     79.00
640 - 659                  203    53,319,314    5.78    6.181       650     262,657   78.68    83.54    38.17     82.75
620 - 639                   31    12,764,179    1.38    6.354       631     411,748   74.57    81.95    43.46     85.36
600 - 619                    1       121,860    0.01    5.250       614     121,860   78.71    78.71   100.00    100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%      716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Original LTV

                                               Pct.
                                                Of     Weighted  Weighted           Weighted Weighted
                        Number               Pool By     Avg.      Avg.      Avg.      Avg.     Avg.     Pct.      Pct.
                          Of     Principal   Principal  Gross    Current  Principal Original Combined   Full      Owner
     Original LTV       Loans     Balance    Balance   Coupon     FICO     Balance    LTV       LTV      Doc     Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
30.00% & Below               7    $1,569,488    0.17%   5.782%      701    $224,213   21.32%   27.39%   11.15%    73.97%
30.01 - 40.00%              10     4,524,374    0.49    5.714       735     452,437   36.69    39.31    16.61     81.66
40.01 - 50.00%              24     9,545,801    1.04    5.442       709     397,742   46.37    49.81    24.90     84.32
50.01 - 60.00%              61    25,608,142    2.78    5.668       716     419,806   56.84    61.25    25.11     77.32
60.01 - 70.00%             206    92,596,068   10.04    5.897       708     449,495   66.44    73.83    23.03     74.27
70.01 - 80.00%           2,314   719,366,829   78.01    5.958       718     310,876   79.17    89.65    24.38     79.88
80.01 - 85.00%              37     6,841,619    0.74    6.360       691     184,909   84.65    84.65    25.82     58.95
85.01 - 90.00%             233    41,678,661    4.52    6.667       710     178,878   89.87    89.89    17.97     28.64
90.01 - 95.00%              86    19,488,651    2.11    6.381       694     226,612   94.86    94.86    19.92     87.44
95.01 - 100.00%              4       950,189    0.10    5.735       680     237,547  100.00   100.00   100.00    100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%      716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Document Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted Weighted
                        Number               Pool By     Avg.      Avg.      Avg.      Avg.     Avg.     Pct.      Pct.
                          Of     Principal   Principal  Gross    Current  Principal Original Combined    Full     Owner
    Document Type       Loans     Balance     Balance   Coupon     FICO     Balance    LTV      LTV      Doc     Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Full/Alt Doc               772  $220,517,919   23.91%   5.773%     716     $285,645   77.52%   87.21%  100.00%    74.98%
No Doc                     711   168,138,658   18.23    6.205      704      236,482   76.60    80.16     0.00     62.76
Stated Income/
 Stated Asset            1,499   533,513,246   57.85    5.996      720      355,913   77.78    88.38     0.00     82.32
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%      716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Loan Purpose

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number               Pool By     Avg.      Avg.      Avg.     Avg.     Avg.     Pct.      Pct.
                          Of     Principal   Principal  Gross    Current  Principal Original Combined   Full     Owner
     Loan Purpose       Loans     Balance    Balance   Coupon     FICO     Balance    LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Cashout Refi               619  $210,294,911   22.80%    5.967%     700    $339,733   72.69%   75.40%   20.80%    81.15%
Purchase                 2,011   606,726,264   65.79     6.008      724     301,704   79.73    91.22    24.37     74.77
Rate/Term Refi             352   105,148,648   11.40     5.852      700     298,718   74.30    82.32    27.49     81.52
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                             Distribution by Occupancy Status

                                               Pct.
                                                Of    Weighted  Weighted            Weighted Weighted
                        Number               Pool By    Avg.      Avg.      Avg.      Avg.     Avg.     Pct.      Pct.
                          Of     Principal   Principal  Gross    Current  Principal Original Combined   Full     Owner
   Occupancy Status     Loans     Balance    Balance   Coupon     FICO     Balance    LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Non Owner                  903  $175,483,935   19.03%   6.374%     721    $194,334   78.32%   82.32%    25.54%     0.00%
Owner Occupied           1,959   710,042,920   77.00    5.880      715     362,452   77.30    87.82     23.29    100.00
Second Home                120    36,642,967    3.97    6.047      713     305,358   77.59    83.50     28.24      0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%     716    $309,245   77.51%   86.60%    23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Property Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Property Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2-4 Family                 199   $58,885,697    6.39%   6.301%     715    $295,908   75.05%    80.31%    22.04%    37.44%
Condo                      399   113,270,606   12.28    5.977      723     283,886   79.02     89.10     29.25     70.13
Co-op                        1       148,077    0.02    5.375      785     148,077   90.00     90.00    100.00    100.00
Pud                        625   191,891,349   20.81    5.949      717     307,026   78.23     87.83     29.65     79.04
Single Family            1,758   557,974,094   60.51    5.959      714     317,391   77.21     86.33     21.04     81.86
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%     716    $309,245   77.51%    86.60%    23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by State

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        State           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
CA - Northern              552  $257,448,954   27.92%   5.792%     723    $466,393   75.31%    85.72%    21.46%    89.60%
CA - Southern              438   194,493,005   21.09    5.865      721     444,048   76.82     87.31     20.53     88.88
FL                         354    75,160,034    8.15    6.393      705     212,316   81.13     86.54     11.93     45.47
AZ                         183    45,208,805    4.90    6.072      710     247,043   78.09     85.73     26.58     57.67
VA                         144    41,325,357    4.48    6.046      714     286,982   77.98     87.57     33.29     82.93
WA                         136    31,413,893    3.41    5.915      717     230,985   79.11     90.47     30.35     70.30
MD                         100    29,606,954    3.21    5.870      718     296,070   78.67     88.67     51.63     77.66
IL                         117    27,841,736    3.02    6.227      709     237,964   78.41     85.28     24.07     70.19
GA                         161    27,749,676    3.01    6.101      698     172,358   82.14     87.80     22.90     58.42
NV                          87    24,488,932    2.66    5.970      725     281,482   78.16     86.67     21.13     64.93
Other                      710   167,432,476   18.16    6.152      707     235,820   78.25     86.07     28.41     68.83
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%     716    $309,245   77.51%    86.60%    23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


                                                 Distribution by Zip Code

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Zip Code         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
92563                       14    $5,479,988    0.59%    5.904%     720    $391,428   80.62%   95.85%    29.80%    93.87%
94941                        8     5,443,000    0.59     5.805      716     680,375   66.08    73.81     25.10    100.00
95404                        7     4,661,850    0.51     5.916      713     665,979   70.50    79.38     22.69     74.26
95472                        7     4,437,700    0.48     6.028      729     633,957   77.53    88.62     14.24    100.00
94949                        7     4,314,600    0.47     5.562      730     616,371   70.07    72.04     12.75     84.93
94901                        8     4,105,000    0.45     5.573      716     513,125   66.05    72.89     26.02     75.77
95492                        8     3,924,900    0.43     5.607      735     490,613   76.69    88.91     24.27    100.00
94903                        6     3,712,500    0.40     5.697      705     618,750   71.76    80.48     33.13     86.94
94514                        6     3,571,050    0.39     5.522      721     595,175   73.75    87.74     14.65    100.00
92683                        7     3,391,600    0.37     5.996      683     484,514   79.17    86.16     25.80     60.10
Other                    2,904   879,127,634   95.33     5.991      716     302,730   77.72    86.80     23.96     76.44
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                       Distribution by Remaining Months to Maturity

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
 Remaining Months To      Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Maturity         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
301 - 360                2,982  $922,169,822  100.00%   5.981%     716    $309,245   77.51%    86.60%   23.91%    77.00%
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%   5.981%     716    $309,245   77.51%    86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Amortization Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Amortization Type     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1 YEAR ARM                 164   $46,859,760    5.08%    6.385%     698    $285,730   78.27%   87.46%   14.24%    56.22%
10 YEAR ARM                 11     2,971,431    0.32     6.127      718     270,130   81.93    88.30    39.90     80.55
2 YEAR ARM                 122    37,926,335    4.11     5.875      724     310,872   79.16    93.00    10.51     85.72
3 YEAR ARM                 977   303,077,342   32.87     5.903      719     310,212   78.42    90.14    19.19     83.83
5 YEAR ARM               1,628   508,384,529   55.13     5.997      715     312,276   76.70    84.00    27.77     74.20
7 YEAR ARM                  80    22,950,426    2.49     5.972      722     286,880   78.46    84.94    40.72     76.35
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                          Distribution by Prepayment Term Months

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Prepayment Term Months  Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                        2,487  $774,104,503   83.94%    5.969%     716    $311,260   77.63%   86.29%   25.11%    76.86%
6                            4     2,377,700    0.26     6.483      702     594,425   72.41    87.40     0.00     80.65
12                          23     8,060,902    0.87     5.982      723     350,474   70.87    80.99    25.70     62.80
24                           1       125,200    0.01     6.500      699     125,200   68.79   100.00     0.00    100.00
30                           3       433,759    0.05     5.780      723     144,586   76.00    84.87     0.00     82.95
36                         443   131,059,372   14.21     6.037      716     295,845   77.31    88.67    18.06     78.71
42                          13     2,581,837    0.28     6.009      709     198,603   77.54    87.96     0.00     56.24
60                           8     3,426,550    0.37     6.143      708     428,319   75.49    88.94    11.09     87.39
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


                                               Distribution by Periodic Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Periodic Cap       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00 - 1.49%             1,217  $389,206,576   42.21%    6.037%     717    $319,808   78.51%   90.26%   15.19%    83.72%
1.50 - 1.99%                 1       996,100    0.11     6.000      679     996,100   70.00    84.05     0.00    100.00
2.00 - 2.49%             1,764   531,967,147   57.69     5.940      715     301,569   76.79    83.93    30.34     72.04
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%   23.91%    77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Months to Rate Reset

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Months To Rate Reset   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
10 & Below                  17    $6,528,601    0.71%    6.407%     690    $384,035   79.63%   89.19%    21.26%   58.94%
11 - 20                    147    40,331,160    4.37     6.382      699     274,362   78.05    87.18     13.11    55.77
21 - 30                    130    40,524,296    4.39     5.847      723     311,725   79.15    92.58     12.09    85.52
31 - 40                    968   300,021,931   32.53     5.908      719     309,940   78.43    90.20     18.93    83.81
51 - 60                  1,624   505,344,780   54.80     5.996      715     311,173   76.73    84.02     27.73    74.37
61 - 70                      4     3,039,749    0.33     6.184      710     759,937   71.42    79.97     32.90    46.05
71 - 80                      1       457,450    0.05     5.000      777     457,450   71.56    71.56    100.00   100.00
81 - 90                     80    22,950,426    2.49     5.972      722     286,880   78.46    84.94     40.72    76.35
111 - 120                   11     2,971,431    0.32     6.127      718     270,130   81.93    88.30     39.90    80.55
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Maximum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Maximum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
9.50 - 9.99%                 9    $4,555,352    0.49%    4.730%     756    $506,150   80.93%   86.33%    55.90%   81.36%
10.00 - 10.49%              75    22,854,356    2.48     5.253      717     304,725   76.42    83.67     44.95    78.36
10.50 - 10.99%             535   156,224,131   16.94     5.676      716     292,008   77.03    84.59     34.56    81.10
11.00 - 11.49%             569   171,852,167   18.64     5.746      716     302,025   76.61    84.73     28.51    81.73
11.50 - 11.99%             957   319,829,832   34.68     5.920      720     334,200   77.53    87.34     22.86    80.55
12.00 - 12.49%             516   154,737,216   16.78     6.316      714     299,878   77.97    87.35     14.58    67.77
12.50 - 12.99%             257    75,910,754    8.23     6.741      701     295,373   79.10    90.70     10.25    69.28
13.00 - 13.49%              52    13,067,076    1.42     7.087      710     251,290   79.65    89.96      9.73    35.89
13.50 - 13.99%              10     2,517,339    0.27     7.699      681     251,734   81.43    85.24      0.00    49.00
14.00 - 14.49%               2       621,600    0.07     8.053      688     310,800   80.00    85.79      0.00    42.08
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Minimum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Minimum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.99% & Below                1      $127,000    0.01%    5.125%     783    $127,000   67.91%   67.91%     0.00%  100.00%
2.00 - 2.49%             1,905   633,271,098   68.67     5.890      715     332,426   77.13    86.13     22.52    82.39
2.50 - 2.99%               935   241,973,465   26.24     6.206      716     258,795   78.84    87.81     26.73    62.84
3.00 - 3.49%               100    26,616,430    2.89     5.795      730     266,164   75.79    84.92     42.06    76.38
3.50 - 3.99%                13     6,487,460    0.70     6.527      721     499,035   74.84    88.70      6.16    59.05
4.00 - 4.49%                 2       924,662    0.10     7.654      634     462,331   75.52    81.42      0.00    58.96
5.50 - 5.99%                11     5,289,977    0.57     5.830      743     480,907   76.05    86.83     22.43    74.14
6.00 - 6.49%                 9     4,611,700    0.50     6.231      723     512,411   75.19    93.45      0.00   100.00
6.50 - 6.99%                 5     2,428,030    0.26     6.766      676     485,606   78.05    87.52     18.78   100.00
7.50 - 7.99%                 1       440,000    0.05     7.750      726     440,000   80.00    99.95      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Margin

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        Margin          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.99% & Below                1      $127,000    0.01%    5.125%     783    $127,000   67.91%   67.91%     0.00%  100.00%
2.00 - 2.49%             1,939   649,463,239   70.43     5.898      715     334,948   77.12    86.23     22.35    82.55
2.50 - 2.99%               936   241,193,702   26.16     6.207      716     257,686   78.84    87.76     26.82    62.57
3.00 - 3.49%                95    25,406,748    2.76     5.767      729     267,439   75.82    85.55     40.47    77.71
3.50 - 3.99%                 8     4,058,371    0.44     6.722      707     507,296   73.68    85.45      9.85    38.59
4.00 - 4.49%                 2       924,662    0.10     7.654      634     462,331   75.52    81.42      0.00    58.96
4.50 - 4.99%                 1       996,100    0.11     6.000      679     996,100   70.00    84.05      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by First Adjustment Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 First Adjustment Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00% & Below                1      $617,039    0.07%    4.875%     691    $617,039   65.00%   80.00%     0.00%  100.00%
1.01 - 1.50%                 1       996,100    0.11     6.000      679     996,100   70.00    84.05      0.00   100.00
1.51 - 2.00%               264    69,957,677    7.59     6.124      708     264,991   78.29    86.49     35.10    64.75
2.51 - 3.00%               221    64,394,056    6.98     5.856      725     291,376   78.10    90.31     21.86    83.15
4.51 - 5.00%             2,089   568,863,944   61.69     6.055      713     272,314   79.07    87.88     21.43    73.37
5.51 - 6.00%               405   217,214,007   23.55     5.782      723     536,331   73.05    82.21     27.61    88.42
6.51 - 7.00%                 1       127,000    0.01     5.125      783     127,000   67.91    67.91      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Periodic Lifetime Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Periodic Lifetime Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.00% & Below                1      $177,600    0.02%    5.875%     643    $177,600   95.00%   95.00%     0.00%  100.00%
4.51 - 5.00%             1,417   364,813,478   39.56     6.107      711     257,455   79.13    85.73     26.40    67.29
5.51 - 6.00%             1,561   555,438,606   60.23     5.899      719     355,822   76.46    87.18     22.36    83.29
6.51 - 7.00%                 3     1,740,139    0.19     5.537      691     580,046   68.07    81.44      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                            Distribution by Interest Only Loans

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Interest Only Loans    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
N                          303   $75,528,861    8.19%    6.166%     707    $249,270   77.57%   83.71%    25.86%   65.64%
Y                        2,679   846,640,962   91.81     5.964      717     316,029   77.50    86.86     23.74    78.01
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Interest Only Term

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Interest Only Term    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                          303   $75,528,861    8.19%    6.166%     707    $249,270   77.57%   83.71%    25.86%   65.64%
36                         212    68,811,471    7.46     5.766      720     324,582   77.27    86.60     32.25    77.93
60                         315   122,631,507   13.30     5.882      727     389,306   76.78    85.22     37.30    79.91
84                          40    10,422,184    1.13     5.989      737     260,555   78.44    83.40     50.97    59.41
120                      2,112   644,775,799   69.92     6.001      714     305,292   77.65    87.25     19.81    77.96
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   2,982  $922,169,822  100.00%    5.981%     716    $309,245   77.51%   86.60%    23.91%   77.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========














This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans/(1)/

      Scheduled Principal Balance:                               $125,492,709

      Number of Mortgage Loans:                                           611

      Average Scheduled Principal Balance:                           $205,389

      Interest Only Loans:                                             87.36%

      Weighted Average Gross Coupon:                                   6.150%

      Weighted Average Net Coupon:/(2)/                                5.865%

      Weighted Average FICO Score:                                        712

      Weighted Average Original LTV Ratio:                             79.44%

      Weighted Average Stated Remaining Term (months):                    358

      Weighted Average Seasoning (months):                                  2

      Weighted Average Months to Roll:                                     39

      Weighted Average Gross Margin:                                    2.57%

      Weighted Average Initial Rate Cap:                                4.46%

      Weighted Average Periodic Rate Cap:                               1.38%

      Weighted Average Gross Maximum Lifetime Rate:                    11.86%

(1) All percentages calculated herein are percentages of scheduled Principal Balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                         Distribution by Current Principal Balance

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
  Current Principal       Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Balance          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
$50,000 & Below              2       $46,600    0.04%    6.659%     688     $23,300   64.59%   91.70%    34.55%    0.00%
$50,001 - $75,000           22     1,389,883    1.11     6.753      706      63,177   78.25    83.75     25.87    15.00
$75,001 - $100,000          44     3,929,416    3.13     6.296      719      89,305   80.23    88.16     33.98    38.25
$100,001 - $125,000         68     7,787,828    6.21     6.275      710     114,527   79.34    88.45     33.90    43.29
$125,001 - $150,000         66     9,138,613    7.28     6.064      719     138,464   77.40    86.92     44.96    49.17
$150,001 - $200,000        102    17,986,098   14.33     6.206      716     176,334   80.51    89.51     32.22    45.30
$200,001 - $250,000        116    26,146,202   20.83     6.188      712     225,398   80.45    89.07     31.71    64.57
$250,001 - $300,000        105    28,812,674   22.96     6.023      710     274,406   79.28    88.76     32.61    70.09
$300,001 - $350,000         61    19,960,334   15.91     6.167      707     327,219   80.64    90.32     16.75    82.50
$350,001 - $400,000         16     5,799,391    4.62     6.120      700     362,462   75.32    80.18     18.54    74.65
$400,001 - $450,000          5     2,160,370    1.72     6.273      726     432,074   78.70    87.62     20.52    20.14
$450,001 - $500,000          1       495,300    0.39     6.375      645     495,300   78.00    78.00      0.00     0.00
$500,001 - $550,000          1       510,000    0.41     6.000      716     510,000   73.38    73.38      0.00   100.00
$600,001 - $650,000          1       650,000    0.52     5.750      692     650,000   65.00    65.00      0.00     0.00
$650,001 - $700,000          1       680,000    0.54     5.875      786     680,000   68.27    68.27    100.00     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Current Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Current Rate       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.51 - 5.00%                 9    $2,024,890    1.61%    4.899%     740    $224,988   79.98%   96.21%    90.32%   92.92%
5.01 - 5.50%                74    16,962,517   13.52     5.386      715     229,223   77.24    86.85     40.21    88.88
5.51 - 6.00%               186    40,132,035   31.98     5.837      713     215,764   78.36    87.53     36.43    68.33
6.01 - 6.50%               194    37,730,418   30.07     6.300      714     194,487   79.43    87.47     26.26    51.97
6.51 - 7.00%               112    22,450,460   17.89     6.807      706     200,451   81.64    90.95     17.82    43.43
7.01 - 7.50%                30     4,897,583    3.90     7.280      705     163,253   84.70    89.18      6.17    38.61
7.51 - 8.00%                 6     1,294,805    1.03     7.787      666     215,801   82.98    83.84      0.00    70.69
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                   Distribution by FICO

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
         Fico           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
800 - 819                   11    $2,404,095    1.92%    6.081%     804    $218,554   77.34%   85.66%    38.96%   65.99%
780 - 799                   39     7,406,188    5.90     6.175      789     189,902   78.33    86.12     51.74    36.98
760 - 779                   55    11,600,253    9.24     5.993      768     210,914   79.04    89.18     41.35    47.16
740 - 759                   72    13,509,436   10.77     5.964      749     187,631   79.90    90.54     28.87    56.49
720 - 739                   68    14,497,107   11.55     6.187      728     213,193   79.84    91.57     24.92    54.34
700 - 719                   92    19,408,368   15.47     6.145      710     210,961   79.44    90.53     24.73    67.67
680 - 699                  122    24,954,221   19.88     6.176      690     204,543   79.23    87.80     22.64    59.20
660 - 679                  102    20,866,755   16.63     6.222      669     204,576   79.48    85.32     25.68    72.47
640 - 659                   40     8,433,746    6.72     6.255      648     210,844   81.14    84.74     34.64    76.07
620 - 639                    9     2,290,680    1.83     6.567      633     254,520   77.82    81.58     67.76    72.91
600 - 619                    1       121,860    0.10     5.250      614     121,860   78.71    78.71    100.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Original LTV

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Original LTV       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
30.00% & Below               1      $149,988    0.12%    5.750%     660    $149,988   21.13%   21.13%     0.00%  100.00%
30.01 - 40.00%               1        70,000    0.06     6.250      698      70,000   35.90    35.90      0.00   100.00
40.01 - 50.00%               5     1,168,801    0.93     5.533      715     233,760   43.98    51.95     65.35    65.35
50.01 - 60.00%               5       902,950    0.72     5.889      712     180,590   58.67    63.69     49.40    14.90
60.01 - 70.00%              34     7,624,940    6.08     6.048      719     224,263   67.19    72.75     40.26    43.23
70.01 - 80.00%             487   100,772,285   80.30     6.110      713     206,925   79.40    89.75     29.28    62.80
80.01 - 85.00%              10     1,468,454    1.17     6.425      690     146,845   84.64    84.64     51.55    61.49
85.01 - 90.00%              50     9,054,378    7.22     6.564      708     181,088   89.88    89.88     21.56    41.45
90.01 - 95.00%              17     4,071,314    3.24     6.565      684     239,489   94.82    94.82     19.08    97.66
95.01 - 100.00%              1       209,600    0.17     6.240      648     209,600  100.00   100.00    100.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Document Type

                                               Pct.
                                                Of     Weighted  Weighted            Weighted  Weighted
                        Number                Pool By    Avg.      Avg.      Avg.      Avg.      Avg.      Pct.     Pct.
                          Of     Principal   Principal   Gross    Current  Principal Original  Combined    Full     Owner
    Document Type       Loans     Balance     Balance   Coupon     FICO     Balance     LTV       LTV      Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Full/Alt Doc               194   $37,483,153   29.87%    5.943%     717    $193,212   78.63%   88.40%   100.00%   57.31%
No Doc                     100    20,119,897   16.03     6.352      695     201,199   79.91    82.96      0.00    65.71
Stated Income/
 Stated Asset              317    67,889,659   54.10     6.205      714     214,163   79.75    89.64      0.00    61.64
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Loan Purpose

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Loan Purpose       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Cashout Refi               109   $24,946,302   19.88%    6.206%     686    $228,865   76.44%   79.68%    28.96%   70.86%
Purchase                   412    82,478,849   65.72     6.163      723     200,191   80.90    91.55     30.03    55.41
Rate/Term Refi              90    18,067,558   14.40     6.017      694     200,751   76.94    84.66     30.37    72.85
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                             Distribution by Occupancy Status

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
   Occupancy Status     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Non Owner                  251   $45,249,875   36.06%    6.372%     723    $180,278   78.70%   84.39%    33.93%    0.00%
Owner Occupied             339    76,544,348   61.00     6.024      705     225,795   79.85    90.62     28.06   100.00
Second Home                 21     3,698,486    2.95     6.041      713     176,118   80.12    84.81     17.61     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Property Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Property Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2-4 Family                  70   $18,605,584   14.83%    6.353%     710    $265,794   77.04%   82.23%    22.92%   27.73%
Condo                       85    15,237,361   12.14     6.091      718     179,263   80.01    90.90     35.95    62.06
Pud                        127    27,512,605   21.92     6.037      717     216,635   80.19    89.68     36.48    66.88
Single Family              329    64,137,160   51.11     6.154      709     194,946   79.68    88.66     27.60    67.87
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by State

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        State           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
CA - Northern               50   $14,518,156   11.57%    5.982%     722    $290,363   77.66%   85.99%    13.82%   59.50%
CA - Southern               53    14,123,600   11.25     6.027      709     266,483   77.65    88.48     20.96    64.66
AZ                          49     9,377,328    7.47     6.160      704     191,374   80.18    87.08     41.85    47.24
IL                          45     9,317,211    7.42     6.353      703     207,049   78.56    87.46     16.49    68.45
NV                          36     7,650,168    6.10     6.088      720     212,505   78.91    86.74     34.64    49.61
VA                          32     7,328,255    5.84     6.190      716     229,008   79.11    86.16     42.00    69.32
WA                          34     6,300,006    5.02     6.039      722     185,294   79.25    90.96     45.23    49.64
FL                          36     5,834,695    4.65     6.419      726     162,075   80.73    88.83     21.58    47.73
MD                          22     4,867,520    3.88     5.933      706     221,251   80.12    90.84     48.43    76.03
CO                          24     4,593,809    3.66     6.112      701     191,409   80.41    92.90     25.53    83.33
Other                      230    41,581,961   33.13     6.216      708     180,791   80.52    88.59     32.92    61.68
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                 Distribution by Zip Code

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Zip Code         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
60618                        3    $1,152,318    0.92%    6.224%     687    $384,106   77.07%   80.60%     0.00%   70.64%
22026                        3       870,000    0.69     6.897      692     290,000   84.84    92.36     28.97    71.03
93635                        3       832,997    0.66     6.147      730     277,666   74.91    82.30     26.05    63.03
92201                        3       793,600    0.63     5.687      662     264,533   80.00    89.42     36.29   100.00
89052                        3       779,099    0.62     6.091      687     259,700   75.82    89.84      0.00    64.06
45219                        3       743,750    0.59     6.000      691     247,917   71.24    71.24     75.29     0.00
80210                        3       723,152    0.58     6.405      748     241,051   80.00    96.87      0.00    68.75
95765                        2       697,600    0.56     5.629      731     348,800   80.00    84.85     48.51   100.00
22554                        2       685,099    0.55     6.259      681     342,549   85.19    94.81     48.11   100.00
92563                        2       683,400    0.54     7.191      694     341,700   85.08    90.00      0.00    50.83
Other                      584   117,531,694   93.66     6.143      713     201,253   79.45    88.29     30.20    60.47
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                       Distribution by Remaining Months to Maturity

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
 Remaining Months To      Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Maturity         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
301 - 360                611    $125,492,709  100.00%   6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   611    $125,492,709  100.00%   6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Amortization Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Amortization Type     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1 YEAR ARM                  39    $8,402,656    6.70%    6.318%     716    $215,453   80.10%   89.92%    13.97%   44.15%
10 YEAR ARM                  3       351,009    0.28     7.059      748     117,003   79.44    96.08     61.84    60.84
2 YEAR ARM                  45     9,491,852    7.56     6.055      712     210,930   78.45    89.79     20.22    72.90
3 YEAR ARM                 349    71,818,395   57.23     6.163      716     205,783   79.28    89.10     29.08    63.27
5 YEAR ARM                 158    32,009,723   25.51     6.102      700     202,593   80.06    85.44     34.91    56.22
7 YEAR ARM                  17     3,419,073    2.72     6.086      724     201,122   78.06    85.70     61.93    66.31
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                          Distribution by Prepayment Term Months

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Prepayment Term Months  Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                          450   $95,143,251   75.82%    6.144%     711    $211,429   79.74%   87.91%    30.24%   64.58%
12                           3       838,250    0.67     5.991      703     279,417   75.60    81.29      0.00     0.00
36                         152    28,383,608   22.62     6.175      714     186,734   78.59    89.32     30.68    50.11
42                           5       911,600    0.73     5.996      699     182,320   77.65    88.44      0.00    72.49
60                           1       216,000    0.17     6.750      642     216,000   80.00    95.00      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Periodic Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Periodic Cap       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00 - 1.49%               379   $79,027,250   62.97%    6.231%     714    $208,515   79.50%   89.93%    22.62%   64.41%
2.00 - 2.49%               232    46,465,459   37.03     6.013      708     200,282   79.34    85.26     42.20    55.19
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Months to Rate Reset

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Months To Rate Reset   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
10 & Below                   4    $1,030,171    0.82%    6.106%     673    $257,543   79.92%   89.07%     0.00%   34.85%
11 - 20                     35     7,372,486    5.87     6.348      723     210,642   80.13    90.04     15.92    45.45
21 - 30                     48    10,210,136    8.14     6.067      711     212,711   78.73    89.47     24.16    71.14
31 - 40                    346    71,100,111   56.66     6.163      716     205,492   79.25    89.14     28.60    63.42
51 - 60                    158    32,009,723   25.51     6.102      700     202,593   80.06    85.44     34.91    56.22
81 - 90                     17     3,419,073    2.72     6.086      724     201,122   78.06    85.70     61.93    66.31
111 - 120                    3       351,009    0.28     7.059      748     117,003   79.44    96.08     61.84    60.84
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Maximum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Maximum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
9.50 - 9.99%                 1      $229,600    0.18%    4.750%     782    $229,600   80.00%  100.00%   100.00%  100.00%
10.00 - 10.49%              10     2,057,169    1.64     5.355      684     205,717   81.80    86.60     45.76    89.15
10.50 - 10.99%              68    14,586,077   11.62     5.652      713     214,501   77.43    87.37     46.91    78.57
11.00 - 11.49%              91    19,365,350   15.43     5.748      711     212,806   79.66    86.76     44.30    70.76
11.50 - 11.99%             143    30,140,271   24.02     5.959      714     210,771   79.40    87.65     26.36    63.59
12.00 - 12.49%             159    31,739,221   25.29     6.270      715     199,618   79.35    87.82     26.46    50.77
12.50 - 12.99%             103    20,209,998   16.10     6.708      705     196,214   79.41    90.79     18.79    55.12
13.00 - 13.49%              30     5,931,443    4.73     7.129      717     197,715   81.38    90.41     12.69    28.09
13.50 - 13.99%               6     1,233,580    0.98     7.686      679     205,597   90.35    91.26      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Minimum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Minimum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2.00 - 2.49%               225   $47,239,359   37.64%    5.956%      708   $209,953    80.27%    89.75%   27.70%    78.29%
2.50 - 2.99%               359    73,471,954   58.55     6.292       713    204,657    79.11     87.54    29.79     50.08
3.00 - 3.49%                26     4,401,921    3.51     5.708       734    169,305    77.03     84.19    57.09     62.83
4.00 - 4.49%                 1       379,475    0.30     7.875       636    379,475    69.09     69.09     0.00      0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%      712   $205,389    79.44%    88.20%   29.87%    61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                  Distribution by Margin

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        Margin          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2.00 - 2.49%               225   $47,239,359   37.64%    5.956%      708   $209,953    80.27%    89.75%   27.70%    78.29%
2.50 - 2.99%               359    73,471,954   58.55     6.292       713    204,657    79.11     87.54    29.79     50.08
3.00 - 3.49%                26     4,401,921    3.51     5.708       734    169,305    77.03     84.19    57.09     62.83
4.00 - 4.49%                 1       379,475    0.30     7.875       636    379,475    69.09     69.09     0.00      0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%      712   $205,389    79.44%    88.20%   29.87%    61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by First Adjustment Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 First Adjustment Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.51 - 2.00%                66   $14,010,489   11.16%    6.035%     718    $212,280   80.01%   87.86%    46.57%   61.24%
2.51 - 3.00%                72    14,001,723   11.16     5.952      720     194,468   78.02    88.03     31.66    69.17
4.51 - 5.00%               470    95,700,497   76.26     6.202      709     203,618   79.77    88.64     27.01    60.90
5.51 - 6.00%                 3     1,780,000    1.42     5.829      722     593,333   68.47    68.47     38.20     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Periodic Lifetime Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Periodic Lifetime Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.51 - 5.00%               186   $36,666,596   29.22%    6.119%     703    $197,132   80.77%   86.57%    37.03%   60.17%
5.51 - 6.00%               425    88,826,112   70.78     6.163      716     209,003   78.89    88.87     26.91    61.33
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                            Distribution by Interest Only Loans

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Interest Only Loans    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
N                           84   $15,858,851   12.64%    6.189%     709    $188,796   80.39%   88.08%    30.06%   62.41%
Y                          527   109,633,858   87.36     6.144      712     208,034   79.30    88.22     29.84    60.79
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                            Distribution by Interest Only Term

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Interest Only Term    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                           84   $15,858,851   12.64%    6.189%     709    $188,796   80.39%   88.08%    30.06%   62.41%
36                          45     9,239,399    7.36     5.835      721     205,320   79.20    84.59     60.06    68.36
60                          40     8,974,866    7.15     5.989      723     224,372   76.78    83.46     62.00    45.55
84                           7     1,403,769    1.12     6.065      737     200,538   81.92    87.60     92.17    50.03
120                        435    90,015,823   71.73     6.193      710     206,933   79.52    89.07     22.56    61.70
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     611  $125,492,709  100.00%    6.150%     712    $205,389   79.44%   88.20%    29.87%   61.00%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Group II Mortgage Loans/(1)/

      Scheduled Principal Balance:                               $122,306,771

      Number of Mortgage Loans:                                           618

      Average Scheduled Principal Balance:                           $197,907

      Interest Only Loans:                                             88.29%

      Weighted Average Gross Coupon:                                   6.171%

      Weighted Average Net Coupon:/(2)/                                5.834%

      Weighted Average FICO Score:                                        707

      Weighted Average Original LTV Ratio:                             79.94%

      Weighted Average Stated Remaining Term (months):                    357

      Weighted Average Seasoning (months):                                  3

      Weighted Average Months to Roll:                                     54

      Weighted Average Gross Margin:                                    2.43%

      Weighted Average Initial Rate Cap:                                4.82%

      Weighted Average Periodic Rate Cap:                               1.75%

      Weighted Average Gross Maximum Lifetime Rate:                    11.28%

(1) All percentages calculated herein are percentages of scheduled Principal Balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                         Distribution by Current Principal Balance

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
  Current Principal       Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Balance          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
$50,000 & Below              2       $71,600    0.06%    6.626%     731     $35,800   77.10%   87.46%   100.00%    0.00%
$50,001 - $75,000           18     1,228,403    1.00     6.698      718      68,245   77.17    85.39     16.57     6.04
$75,001 - $100,000          52     4,685,525    3.83     6.368      708      90,106   80.70    83.71     34.54    24.74
$100,001 - $125,000         70     7,991,774    6.53     6.330      703     114,168   81.18    86.05     27.36    33.37
$125,001 - $150,000         83    11,415,065    9.33     6.204      714     137,531   81.42    86.16     30.85    30.06
$150,001 - $200,000        128    22,535,836   18.43     6.240      700     176,061   80.84    85.58     23.58    49.35
$200,001 - $250,000        104    23,270,925   19.03     6.078      712     223,759   80.01    85.58     20.25    55.41
$250,001 - $300,000         72    19,614,288   16.04     6.115      708     272,421   81.54    87.98     23.98    63.64
$300,001 - $350,000         57    18,615,035   15.22     6.013      702     326,580   78.20    85.96     29.81    67.09
$350,001 - $400,000         21     7,568,672    6.19     6.045      704     360,413   78.42    86.22     18.70    75.86
$400,001 - $450,000          5     2,131,489    1.74     6.368      724     426,298   71.86    77.90      0.00    59.49
$450,001 - $500,000          3     1,441,201    1.18     6.363      718     480,400   68.58    68.58      0.00    67.27
$500,001 - $550,000          1       519,206    0.42     7.375      688     519,206   80.00    80.00      0.00     0.00
$550,001 - $600,000          1       580,000    0.47     6.750      708     580,000   80.00    89.66      0.00     0.00
$600,001 - $650,000          1       637,752    0.52     7.250      743     637,752   75.00    90.00      0.00     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Current Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Current Rate       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.51 - 5.00%                 2      $368,202    0.30%    4.993%     680    $184,101   98.34%   98.34%   100.00%  100.00%
5.01 - 5.50%                68    15,598,646   12.75     5.392      708     229,392   75.48    83.87     35.98    78.82
5.51 - 6.00%               218    44,449,542   36.34     5.820      706     203,897   78.01    84.04     31.31    65.80
6.01 - 6.50%               158    30,764,153   25.15     6.312      708     194,710   81.20    87.72     19.74    54.00
6.51 - 7.00%               133    23,560,725   19.26     6.809      710     177,148   83.56    86.85     11.55    22.68
7.01 - 7.50%                35     6,461,947    5.28     7.253      707     184,627   83.96    87.36      7.64     3.45
7.51 - 8.00%                 4     1,103,555    0.90     7.819      683     275,889   78.05    90.00     10.15    18.85
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


                                                   Distribution by FICO

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
         Fico           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
820 - 839                    1      $328,450    0.27%    5.875%     820    $328,450   79.99%   99.99%   100.00%  100.00%
800 - 819                    5     1,062,600    0.87     5.739      809     212,520   81.83    84.77     73.07    45.30
780 - 799                   24     4,434,605    3.63     6.145      788     184,775   77.88    84.17     36.32    37.13
760 - 779                   47     8,970,977    7.33     6.107      769     190,872   80.62    89.06     35.34    47.99
740 - 759                   62    13,236,997   10.82     6.267      749     213,500   79.05    86.19     24.70    44.19
720 - 739                   81    15,024,359   12.28     6.249      730     185,486   80.67    86.87     17.40    41.15
700 - 719                  108    20,332,635   16.62     6.228      709     188,265   79.27    86.10     23.79    44.91
680 - 699                  117    24,843,215   20.31     6.139      689     212,335   79.87    85.40     17.86    50.45
660 - 679                  111    21,942,516   17.94     6.092      669     197,680   80.80    85.87     25.44    69.43
640 - 659                   59    11,248,960    9.20     6.149      650     190,660   80.56    81.92     22.72    76.52
620 - 639                    3       881,457    0.72     6.629      630     293,819   69.34    78.94     12.89     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Original LTV

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Original LTV       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
30.00% & Below               2      $207,000    0.17%    5.722%     702    $103,500   20.02%   20.02%     0.00%  100.00%
30.01 - 40.00%               3       560,756    0.46     5.731      731     186,919   35.77    44.56      0.00    41.02
40.01 - 50.00%               3       913,000    0.75     5.390      708     304,333   44.43    44.43     19.39    80.61
50.01 - 60.00%              13     2,622,627    2.14     5.769      709     201,741   55.84    60.75     18.63    60.06
60.01 - 70.00%              24     5,740,852    4.69     5.971      691     239,202   65.71    74.15     12.60    43.08
70.01 - 80.00%             434    87,319,110   71.39     6.111      709     201,196   79.32    86.72     25.69    55.75
80.01 - 85.00%              16     3,228,481    2.64     6.091      694     201,780   84.52    84.52     25.47    53.67
85.01 - 90.00%              87    14,300,426   11.69     6.739      706     164,373   89.83    89.83     14.24    20.61
90.01 - 95.00%              34     7,081,003    5.79     6.295      701     208,265   94.77    94.77     32.21    75.98
95.01 - 100.00%              2       333,516    0.27     5.248      680     166,758  100.00   100.00    100.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Document Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Document Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Full/Alt Doc               157   $29,295,967   23.95%    5.948%     714    $186,599   80.87%   89.71%   100.00%   55.74%
No Doc                     278    52,521,682   42.94     6.199      697     188,927   80.32    83.41      0.00    45.75
State Income/
 Stated Asset              183    40,489,122   33.10     6.295      716     221,252   78.76    85.95      0.00    59.13
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Loan Purpose

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Loan Purpose       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Cashout Refi               156   $32,387,569   26.48%    6.124%     690    $207,613   76.48%   77.83%    22.80%   60.60%
Purchase                   395    77,987,160   63.76     6.237      715     197,436   81.63    88.94     23.12    46.83
Rate/Term Refi              67    11,932,042    9.76     5.867      704     178,090   78.22    86.48     32.53    68.30
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                             Distribution by Occupancy Status

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
   Occupancy Status     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Non Owner                  308   $53,525,463   43.76%    6.419%     715    $173,784   79.85%   82.88%    22.18%    0.00%
Owner Occupied             287    64,299,717   52.57     5.941      701     224,041   79.46    87.88     25.40   100.00
Second Home                 23     4,481,591    3.66     6.504      698     194,852   87.84    89.73     24.38     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Property Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Property Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2-4 Family                  74   $17,715,623   14.48%    6.363%     719    $239,400   75.56%   80.40%    20.06%   22.93%
Condo                       74    13,675,028   11.18     6.242      716     184,798   80.95    86.83     32.51    47.91
Pud                        119    24,581,601   20.10     6.074      708     206,568   80.43    86.72     29.17    63.94
Single Family              351    66,334,520   54.24     6.141      702     188,987   80.71    86.61     21.29    57.24
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by State

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        State           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
FL                         150   $25,652,661   20.97%    6.412%     699    $171,018   82.64%   85.37%     8.90%   34.53%
CA - Northern               61    16,320,063   13.34     6.066      708     267,542   76.12    83.59     17.25    62.03
CA - Southern               51    14,239,772   11.64     6.107      716     279,211   75.17    84.14     20.10    64.32
GA                          55     8,821,200    7.21     6.048      702     160,385   82.24    84.98     12.08    51.07
WA                          44     7,678,814    6.28     5.880      701     174,519   79.73    86.56     25.17    55.66
OR                          41     7,063,187    5.77     6.056      715     172,273   79.67    87.15     26.38    43.82
VA                          30     5,940,531    4.86     6.162      703     198,018   82.14    86.48     33.95    61.94
MD                          23     5,396,739    4.41     5.821      733     234,641   82.06    88.13     70.41    56.11
IL                          25     4,825,981    3.95     6.391      706     193,039   79.88    84.71     23.58    69.38
MA                          14     4,382,411    3.58     6.576      717     313,029   79.82    83.69     17.71    33.31
Other                      124    21,985,413   17.98     6.155      706     177,302   80.85    88.33     39.77    58.07
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                 Distribution by Zip Code

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Zip Code         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
97501                        7    $1,184,199    0.97%    6.171%     726    $169,171   82.47%   86.43%    42.45%   31.31%
94601                        3       955,900    0.78     6.892      651     318,633   65.23    74.09      0.00     0.00
31401                        4       730,750    0.60     5.775      700     182,688   71.59    71.59      0.00     0.00
11208                        2       716,000    0.59     7.014      703     358,000   80.00    92.42     48.60    48.60
95023                        2       700,357    0.57     5.691      666     350,178   72.62    72.62      0.00    50.83
95476                        2       700,000    0.57     5.807      707     350,000   67.83    74.69     45.71    45.71
30019                        2       691,900    0.57     6.497      692     345,950   77.80    86.50      0.00   100.00
21230                        4       691,000    0.56     6.056      735     172,750   86.12    89.99    100.00     0.00
22193                        3       673,190    0.55     6.459      711     224,397   82.65    82.65     34.46    73.53
20110                        3       672,400    0.55     6.037      698     224,133   81.86    81.86     21.53    50.40
Other                      586   114,591,075   93.69     6.165      708     195,548   80.15    86.06     23.61    53.56
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                       Distribution by Remaining Months to Maturity

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
 Remaining Months To      Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Maturity         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
301 - 360                  618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Amortization Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Amortization Type     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1 YEAR ARM                  15    $4,170,704    3.41%    6.340%     721    $278,047   78.24%   90.39%     6.85%   40.34%
2 YEAR ARM                  11     3,170,950    2.59     5.665      706     288,268   78.69    94.51      8.80    93.32
3 YEAR ARM                  16     4,479,066    3.66     6.289      730     279,942   79.57    89.13     30.45    63.22
5 YEAR ARM                 571   109,095,282   89.20     6.177      706     191,060   80.05    85.15     24.97    50.93
7 YEAR ARM                   5     1,390,769    1.14     5.945      727     278,154   80.00    88.81      9.29    90.71
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                          Distribution by Prepayment Term Months

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Prepayment Term Months  Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                          561  $111,728,229   91.35%    6.158%     706    $199,159   80.19%   85.40%    24.61%   52.29%
12                           3     1,105,000    0.90     6.436      714     368,333   66.26    75.31     28.96    67.42
30                           2       280,969    0.23     5.796      738     140,484   73.83    76.65      0.00    73.67
36                          49     8,690,673    7.11     6.313      719     177,361   78.95    91.70     17.01    52.41
42                           3       501,900    0.41     6.147      748     167,300   74.31    90.37      0.00    74.10
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Periodic Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Periodic Cap       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00 - 1.49%               141   $30,147,233   24.65%    6.305%     721    $213,810   78.13%   87.78%    21.57%   62.10%
2.00 - 2.49%               477    92,159,538   75.35     6.127      703     193,207   80.53    85.10     24.73    49.46
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Months to Rate Reset

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Months To Rate Reset   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
11 - 20                     15    $4,170,704    3.41%    6.340%     721    $278,047   78.24%   90.39%     6.85%   40.34%
21 - 30                     11     3,170,950    2.59     5.665      706     288,268   78.69    94.51      8.80    93.32
31 - 40                     16     4,479,066    3.66     6.289      730     279,942   79.57    89.13     30.45    63.22
51 - 60                    571   109,095,282   89.20     6.177      706     191,060   80.05    85.15     24.97    50.93
81 - 90                      5     1,390,769    1.14     5.945      727     278,154   80.00    88.81      9.29    90.71
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Maximum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Maximum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
9.50 - 9.99%                 1      $247,602    0.20%    4.990%     688    $247,602  100.00%  100.00%   100.00%  100.00%
10.00 - 10.49%              25     5,699,734    4.66     5.298      698     227,989   77.96    85.84     49.99    87.09
10.50 - 10.99%             200    40,579,962   33.18     5.739      706     202,900   77.74    84.21     36.50    67.92
11.00 - 11.49%             160    31,517,863   25.77     6.111      708     196,987   79.88    86.31     18.36    61.05
11.50 - 11.99%             150    26,716,465   21.84     6.578      708     178,110   82.37    85.44     11.07    29.29
12.00 - 12.49%              65    12,638,430   10.33     6.917      710     194,437   82.76    87.29     16.14    19.78
12.50 - 12.99%              13     3,487,217    2.85     6.886      718     268,247   79.98    92.37      7.88    56.23
13.00 - 13.49%               2       636,000    0.52     7.061      713     318,000   80.00    92.58     51.57     0.00
13.50 - 13.99%               1       423,500    0.35     7.750      625     423,500   70.00    90.00      0.00     0.00
14.00 - 14.49%               1       360,000    0.29     8.000      707     360,000   80.00    90.00      0.00     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Minimum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Minimum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2.00 - 2.49%               426   $81,958,125   67.01%    6.141%     697    $192,390   80.54%   84.71%    16.78%   53.43%
2.50 - 2.99%               182    36,720,808   30.02     6.199      728     201,763   79.39    88.80     41.33    52.61
3.00 - 3.49%                 6     1,575,656    1.29     5.562      723     262,609   67.46    71.68     23.04    75.68
3.50 - 3.99%                 4     2,052,181    1.68     7.327      708     513,045   75.23    84.02      0.00     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                  Distribution by Margin

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        Margin          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2.00 - 2.49%               426   $81,958,125   67.01%    6.141%     697    $192,390   80.54%   84.71%    16.78%   53.43%
2.50 - 2.99%               182    36,720,808   30.02     6.199      728     201,763   79.39    88.80     41.33    52.61
3.00 - 3.49%                 6     1,575,656    1.29     5.562      723     262,609   67.46    71.68     23.04    75.68
3.50 - 3.99%                 4     2,052,181    1.68     7.327      708     513,045   75.23    84.02      0.00     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by First Adjustment Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 First Adjustment Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.51 - 2.00%                19    $4,987,631    4.08%    6.192%     720    $262,507   80.26%   91.48%    22.11%   50.11%
2.51 - 3.00%                17     4,746,606    3.88     5.631      712     279,212   74.96    86.93     13.52    87.46
4.51 - 5.00%               577   110,359,603   90.23     6.193      707     191,264   80.38    85.69     24.97    50.96
5.51 - 6.00%                 5     2,212,931    1.81     6.191      704     442,586   67.86    73.68      0.00    63.69
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Periodic Lifetime Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Periodic Lifetime Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.51 - 5.00%               573  $108,667,630   88.85%    6.174%     706    $189,647   80.48%   85.63%    25.18%   51.36%
5.51 - 6.00%                45    13,639,141   11.15     6.144      716     303,092   75.59    86.78     14.14    62.23
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                            Distribution by Interest Only Loans

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Interest Only Loans    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
N                           74   $14,320,582   11.71%    6.466%     703    $193,521   81.89%   85.75%    16.50%   41.37%
Y                          544   107,986,189   88.29     6.132      708     198,504   79.68    85.76     24.94    54.06
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                    Distribution by Distribution by Interest Only Term

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Interest Only Term    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                           74   $14,320,582   11.71%    6.466%     703    $193,521   81.89%   85.75%    16.50%   41.37%
36                          10     2,591,016    2.12     5.749      740     259,102   80.06    87.18     27.63    74.87
60                          87    17,443,446   14.26     6.015      736     200,499   79.08    86.79     54.33    59.95
84                           1       129,200    0.11     5.625      813     129,200   80.00    80.00    100.00     0.00
120                        446    87,822,527   71.81     6.167      701     196,911   79.78    85.52     18.91    52.35
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                     618  $122,306,771  100.00%    6.171%     707    $197,907   79.94%   85.76%    23.95%   52.57%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Group III Mortgage Loans/(1)/

      Scheduled Principal Balance:                               $674,370,342

      Number of Mortgage Loans:                                         1,753

      Average Scheduled Principal Balance:                           $384,695

      Interest Only Loans:                                             93.28%

      Weighted Average Gross Coupon:                                   5.915%

      Weighted Average Net Coupon:/(2)/                                5.645%

      Weighted Average FICO Score:                                        718

      Weighted Average Original LTV Ratio:                             76.70%

      Weighted Average Stated Remaining Term (months):                    359

      Weighted Average Seasoning (months):                                  1

      Weighted Average Months to Roll:                                     48

      Weighted Average Gross Margin:                                    2.37%

      Weighted Average Initial Rate Cap:                                4.95%

      Weighted Average Periodic Rate Cap:                               1.58%

      Weighted Average Gross Maximum Lifetime Rate:                    11.59%

(3) All percentages calculated herein are percentages of scheduled Principal Balance unless otherwise noted as of the Statistical Calculation Date.
(4) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                         Distribution by Current Principal Balance

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
  Current Principal       Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Balance          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
----------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
$50,000 & Below               5      $230,720    0.03%    6.575%     728     $46,144   77.28%   86.85%    59.30%    0.00%
$50,001 - $75,000            20     1,293,520    0.19     6.515      716      64,676   79.89    85.52     19.51    15.69
$75,001 - $100,000           49     4,365,079    0.65     6.274      717      89,083   79.36    85.45     33.10    32.96
$100,001 - $125,000          81     9,126,885    1.35     6.246      706     112,678   79.45    83.80     20.85    39.53
$125,001 - $150,000          94    13,041,030    1.93     6.187      716     138,734   79.97    88.33     31.65    49.02
$150,001 - $200,000         173    30,758,884    4.56     6.181      711     177,797   80.60    87.24     25.31    51.88
$200,001 - $250,000         129    29,102,065    4.32     5.982      710     225,597   79.44    89.12     35.30    74.00
$250,001 - $300,000          91    25,196,715    3.74     6.019      708     276,887   79.99    88.57     18.95    67.08
$300,001 - $350,000          75    24,316,305    3.61     5.987      707     324,217   80.34    89.85     27.76    80.14
$350,001 - $400,000         212    80,812,777   11.98     5.862      722     381,192   78.25    90.17     27.99    87.76
$400,001 - $450,000         229    97,624,610   14.48     5.913      721     426,308   77.17    88.92     17.57    90.41
$450,001 - $500,000         191    91,081,410   13.51     5.885      723     476,866   76.87    87.76     23.58    89.01
$500,001 - $550,000         108    56,788,619    8.42     5.818      724     525,821   75.47    85.34     12.18    90.76
$550,001 - $600,000         105    60,449,062    8.96     5.776      715     575,705   77.80    86.73     23.82    91.39
$600,001 - $650,000          72    45,567,116    6.76     5.915      723     632,877   75.92    87.92     16.82    91.63
$650,001 - $700,000          22    14,801,158    2.19     5.951      719     672,780   74.44    84.22     22.73    86.65
$700,001 - $750,000          28    20,468,370    3.04     5.877      726     731,013   75.10    83.99     28.28    89.25
$750,001 - $800,000           9     6,959,950    1.03     6.017      730     773,328   70.95    77.88     22.37    88.74
$800,001 - $850,000           9     7,492,250    1.11     5.794      721     832,472   77.06    80.03      0.00   100.00
$850,001 - $900,000          13    11,451,500    1.70     5.759      714     880,885   73.33    78.25     31.02   100.00
$900,001 - $950,000           5     4,675,000    0.69     5.850      717     935,000   66.68    70.67     19.94    80.43
$950,001 - $1,000,000        19    18,855,539    2.80     5.643      722     992,397   68.52    75.43     26.45   100.00
$1,000,001 - $1,500,000      10    13,129,279    1.95     6.026      702   1,312,928   62.68    67.42     20.25    70.60
$1,500,001 & Above            4     6,782,500    1.01     6.457      666   1,695,625   66.11    72.31     47.48   100.00
----------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                    1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
======================= ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Current Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Current Rate       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.50% & Below                3    $1,835,989    0.27%    4.484%     767    $611,996   79.74%   84.33%   100.00%  100.00%
4.51 - 5.00%                50    20,687,000    3.07     4.924      730     413,740   69.88    77.75     42.19    87.73
5.01 - 5.50%               331   143,065,013   21.21     5.388      729     432,221   75.17    84.73     32.93    93.10
5.51 - 6.00%               728   294,705,799   43.70     5.805      720     404,816   76.73    87.18     23.54    90.11
6.01 - 6.50%               364   133,770,164   19.84     6.298      708     367,500   76.90    86.57     15.28    78.07
6.51 - 7.00%               214    62,773,180    9.31     6.762      704     293,333   80.24    88.42      9.62    60.27
7.01 - 7.50%                51    13,587,412    2.01     7.297      718     266,420   82.43    90.49      1.45    37.94
7.51 - 8.00%                 7     2,837,650    0.42     7.715      689     405,379   82.24    93.92      0.00    81.54
8.01 - 8.50%                 5     1,108,137    0.16     8.181      693     221,627   81.45    87.84      0.00    66.20
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                   Distribution by FICO

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
         Fico           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
800 - 819                   30   $11,408,254    1.69%    5.665%      807   $380,275    73.42%    82.12%   39.48%    88.60%
780 - 799                  111    45,169,542    6.70     5.696       788    406,933    76.53     86.42    31.97     83.78
760 - 779                  173    67,325,767    9.98     5.826       769    389,166    76.60     87.69    19.49     76.41
740 - 759                  244    99,992,218   14.83     5.829       749    409,804    77.20     88.67    20.02     85.23
720 - 739                  245    94,876,679   14.07     5.868       729    387,252    77.63     89.31    18.90     85.71
700 - 719                  274   108,125,222   16.03     5.964       709    394,618    77.48     87.66    18.94     83.50
680 - 699                  315   119,176,757   17.67     5.945       689    378,339    76.31     85.41    20.74     87.26
660 - 679                  238    85,067,252   12.61     6.041       670    357,425    75.27     81.74    23.23     83.07
640 - 659                  104    33,636,608    4.99     6.173       650    323,429    77.44     83.77    44.22     86.50
620 - 639                   19     9,592,042    1.42     6.278       631    504,844    74.27     82.31    40.46     96.17
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Original LTV

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Original LTV       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
30.00% & Below               4    $1,212,500    0.18%    5.797%      705   $303,125    21.57%    29.42%   14.43%    66.31%
30.01 - 40.00%               6     3,893,618    0.58     5.702       737    648,936    36.83     38.62    19.30     87.19
40.01 - 50.00%              16     7,464,000    1.11     5.435       709    466,500    46.98     50.13    19.24     87.74
50.01 - 60.00%              43    22,082,565    3.27     5.647       717    513,548    56.88     61.21    24.88     81.92
60.01 - 70.00%             148    79,230,276   11.75     5.877       708    535,340    66.42     73.91    22.13     79.51
70.01 - 80.00%           1,393   531,275,434   78.78     5.904       720    381,389    79.11     90.11    23.23     87.08
80.01 - 85.00%              11     2,144,684    0.32     6.722       686    194,971    84.84     84.84     8.75     65.16
85.01 - 90.00%              96    18,323,858    2.72     6.662       714    190,874    89.90     89.94    19.11     28.58
90.01 - 95.00%              35     8,336,334    1.24     6.364       694    238,181    94.95     94.95     9.88     92.19
95.01 - 100.00%              1       407,074    0.06     5.875       696    407,074   100.00    100.00   100.00    100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Document Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Document Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Full/Alt Doc               421  $153,738,799   22.80%    5.698%     716    $365,175   76.62%   86.44%   100.00%   82.96%
No Doc                     333    95,497,079   14.16     6.178      709     286,778   73.85    77.79      0.00    71.50
State Income/
 Stated Asset              999   425,134,465   63.04     5.934      721     425,560   77.38    88.40      0.00    87.83
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Loan Purpose

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Loan Purpose       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Cashout Refi               354  $152,961,039   22.68%    5.895%     705    $432,093   71.28%   74.19%    19.04%   87.18%
Purchase                 1,204   446,260,255   66.17     5.939      726     370,648   79.18    91.56     23.55    83.24
Rate/Term Refi             195    75,149,048   11.14     5.810      700     385,380   73.04    81.10     26.00    85.70
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                             Distribution by Occupancy Status

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
   Occupancy Status     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Non Owner                  344   $76,708,597   11.37%    6.344%     725    $222,990   77.04%   80.71%    22.94%    0.00%
Owner Occupied           1,333   569,198,855   84.40     5.854      717     427,006   76.71    87.43     22.41   100.00
Second Home                 76    28,462,890    4.22     5.976      716     374,512   75.65    82.35     30.23     0.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Property Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
    Property Type       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
2-4 Family                  55   $22,564,490    3.35%    6.210%     716    $410,263   73.02%   78.67%    22.86%   56.85%
Condo                      240    84,358,218   12.51     5.913      725     351,493   78.53    89.15     27.50    75.19
Co-op                        1       148,077    0.02     5.375      785     148,077   90.00    90.00    100.00   100.00
Pud                        379   139,797,143   20.73     5.910      719     368,858   77.45    87.66     28.39    84.09
Single Family            1,078   427,502,414   63.39     5.901      717     396,570   76.29    85.94     20.01    87.77
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by State

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        State           Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
CA - Northern              441  $226,610,735   33.60%    5.760%     725    $513,857   75.11%   85.85%    22.25%   93.51%
CA - Southern              334   166,129,633   24.63     5.831      723     497,394   76.89    87.48     20.53    93.05
FL                         168    43,672,678    6.48     6.378      706     259,956   80.29    86.93     12.41    51.59
AZ                         130    35,216,077    5.22     6.037      711     270,893   77.50    85.27     21.23    61.45
VA                          82    28,056,572    4.16     5.983      716     342,153   76.80    88.17     30.87    90.93
MD                          55    19,342,695    2.87     5.867      717     351,685   77.35    88.28     47.20    84.08
WA                          58    17,435,074    2.59     5.885      722     300,605   78.78    92.01     27.25    84.22
CO                          57    15,474,529    2.29     6.021      688     271,483   75.63    85.60     32.87    77.71
GA                          83    15,217,285    2.26     6.146      695     183,341   81.80    89.03     29.86    65.43
NV                          39    14,173,653    2.10     5.912      731     363,427   76.90    86.66     14.30    73.30
Other                      306    93,041,413   13.80     6.117      710     304,057   77.04    84.07     23.77    74.92
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                 Distribution by Zip Code

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Zip Code         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
94941                        8    $5,443,000    0.81%    5.805%     716    $680,375   66.08%   73.81%    25.10%  100.00%
92563                       12     4,796,588    0.71     5.720      724     399,716   79.99    96.69     34.05   100.00
95404                        7     4,661,850    0.69     5.916      713     665,979   70.50    79.38     22.69    74.26
95472                        7     4,437,700    0.66     6.028      729     633,957   77.53    88.62     14.24   100.00
94949                        7     4,314,600    0.64     5.562      730     616,371   70.07    72.04     12.75    84.93
94901                        8     4,105,000    0.61     5.573      716     513,125   66.05    72.89     26.02    75.77
95492                        8     3,924,900    0.58     5.607      735     490,613   76.69    88.91     24.27   100.00
94903                        6     3,712,500    0.55     5.697      705     618,750   71.76    80.48     33.13    86.94
94514                        6     3,571,050    0.53     5.522      721     595,175   73.75    87.74     14.65   100.00
94114                        4     3,387,000    0.50     5.603      742     846,750   68.84    73.88      0.00    72.98
Other                    1,680   632,016,155   93.72     5.928      718     376,200   77.01    86.79     22.90    84.03
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                       Distribution by Remaining Months to Maturity

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
 Remaining Months To      Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
       Maturity         Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
301 - 360                1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Amortization Type

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Amortization Type     Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1 YEAR ARM                 110   $34,286,400    5.08%    6.407%     690    $311,695   77.82%   86.50%    15.21%   61.11%
10 YEAR ARM                  8     2,620,422    0.39     6.003      714     327,553   82.27    87.26     36.96    83.19
2 YEAR ARM                  66    25,263,533    3.75     5.833      731     382,781   79.49    94.02      7.08    89.57
3 YEAR ARM                 612   226,779,881   33.63     5.813      719     370,555   78.13    90.48     15.84    90.74
5 YEAR ARM                 899   367,279,523   54.46     5.935      719     408,542   75.41    83.53     27.97    82.68
7 YEAR ARM                  58    18,140,584    2.69     5.953      721     312,769   78.41    84.50     39.13    77.14
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                          Distribution by Prepayment Term Months

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Prepayment Term Months  Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                        1,476  $567,233,023   84.11%    5.902%     719    $384,304   76.78%   86.19%    24.35%   83.76%
6                            4     2,377,700    0.35     6.483      702     594,425   72.41    87.40      0.00    80.65
12                          17     6,117,652    0.91     5.898      728     359,862   71.06    81.98     28.63    70.58
24                           1       125,200    0.02     6.500      699     125,200   68.79   100.00      0.00   100.00
30                           1       152,790    0.02     5.750      696     152,790   80.00   100.00      0.00   100.00
36                         242    93,985,090   13.94     5.970      716     388,368   76.77    88.19     14.34    89.77
42                           5     1,168,337    0.17     5.960      699     233,667   78.84    86.55      0.00    35.88
60                           7     3,210,550    0.48     6.102      713     458,650   75.18    88.54     11.84    86.54
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                               Distribution by Periodic Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
     Periodic Cap       Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00 - 1.49%               697  $280,032,093   41.52%    5.953%     717    $401,768   78.27%   90.61%    12.40%   91.49%
1.50 - 1.99%                 1       996,100    0.15     6.000      679     996,100   70.00    84.05      0.00   100.00
2.00 - 2.49%             1,055   393,342,149   58.33     5.887      719     372,836   75.61    83.50     30.25    79.32
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Months to Rate Reset

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Months To Rate Reset   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
10 & Below                  13    $5,498,430    0.82%    6.463%      693   $422,956    79.58%    89.21%   25.25%    63.46%
11 - 20                     97    28,787,970    4.27     6.396       690    296,783    77.49     85.98    13.29     60.66
21 - 30                     71    27,143,210    4.02     5.785       729    382,299    79.37     93.52     7.93     90.01
31 - 40                    606   224,442,754   33.28     5.820       719    370,368    78.14     90.55    15.64     90.68
51 - 60                    895   364,239,774   54.01     5.933       719    406,972    75.44     83.56    27.93     82.98
61 - 70                      4     3,039,749    0.45     6.184       710    759,937    71.42     79.97    32.90     46.05
71 - 80                      1       457,450    0.07     5.000       777    457,450    71.56     71.56   100.00    100.00
81 - 90                     58    18,140,584    2.69     5.953       721    312,769    78.41     84.50    39.13     77.14
111 - 120                    8     2,620,422    0.39     6.003       714    327,553    82.27     87.26    36.96     83.19

---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Maximum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Maximum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
9.50 - 9.99%                 7    $4,078,150    0.60%    4.713%     759    $582,593   79.82%   84.74%    50.74%   79.18%
10.00 - 10.49%              40    15,097,453    2.24     5.221      729     377,436   75.10    82.46     42.94    73.59
10.50 - 10.99%             267   101,058,092   14.99     5.654      721     378,495   76.68    84.33     32.00    86.77
11.00 - 11.49%             318   120,968,954   17.94     5.651      719     380,406   75.27    84.00     28.62    88.87
11.50 - 11.99%             664   262,973,096   39.00     5.849      722     396,044   76.82    87.50     23.66    87.71
12.00 - 12.49%             292   110,359,566   16.36     6.261      715     377,944   77.02    87.22     10.98    78.15
12.50 - 12.99%             141    52,213,540    7.74     6.744      698     370,309   78.92    90.55      7.10    75.63
13.00 - 13.49%              20     6,499,632    0.96     7.051      704     324,982   78.05    89.30      2.94    46.51
13.50 - 13.99%               3       860,259    0.13     7.691      712     286,753   74.27    74.27      0.00     0.00
14.00 - 14.49%               1       261,600    0.04     8.125      663     261,600   80.00    80.00      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Minimum Lifetime Rate

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Minimum Lifetime Rate   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.99% & Below                1      $127,000    0.02%    5.125%     783    $127,000   67.91%   67.91%     0.00%  100.00%
2.00 - 2.49%             1,254   504,073,615   74.75     5.843      718     401,973   76.28    86.02     22.97    87.48
2.50 - 2.99%               394   131,780,703   19.54     6.160      715     334,469   78.53    87.69     20.96    72.81
3.00 - 3.49%                68    20,638,853    3.06     5.831      730     303,513   76.16    86.08     40.31    79.33
3.50 - 3.99%                 9     4,435,278    0.66     6.156      728     492,809   74.66    90.87      9.02    86.37
4.00 - 4.49%                 1       545,187    0.08     7.500      633     545,187   80.00    90.00      0.00   100.00
5.50 - 5.99%                11     5,289,977    0.78     5.830      743     480,907   76.05    86.83     22.43    74.14
6.00 - 6.49%                 9     4,611,700    0.68     6.231      723     512,411   75.19    93.45      0.00   100.00
6.50 - 6.99%                 5     2,428,030    0.36     6.766      676     485,606   78.05    87.52     18.78   100.00
7.50 - 7.99%                 1       440,000    0.07     7.750      726     440,000   80.00    99.95      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                                  Distribution by Margin

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
        Margin          Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.99% & Below                1      $127,000    0.02%    5.125%     783    $127,000   67.91%   67.91%     0.00%  100.00%
2.00 - 2.49%             1,288   520,265,755   77.15     5.855      719     403,933   76.29    86.15     22.74    87.53
2.50 - 2.99%               395   131,000,940   19.43     6.161      715     331,648   78.54    87.59     21.08    72.36
3.00 - 3.49%                63    19,429,171    2.88     5.797      729     308,400   76.22    86.99     38.12    81.24
3.50 - 3.99%                 4     2,006,190    0.30     6.102      706     501,547   72.09    86.91     19.94    78.07
4.00 - 4.49%                 1       545,187    0.08     7.500      633     545,187   80.00    90.00      0.00   100.00
4.50 - 4.99%                 1       996,100    0.15     6.000      679     996,100   70.00    84.05      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by First Adjustment Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 First Adjustment Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
1.00% & Below                1      $617,039    0.09%    4.875%     691    $617,039   65.00%   80.00%     0.00%  100.00%
1.01 - 1.50%                 1       996,100    0.15     6.000      679     996,100   70.00    84.05      0.00   100.00
1.51 - 2.00%               179    50,959,557    7.56     6.142      705     284,690   77.63    85.63     33.22    67.15
2.51 - 3.00%               132    45,645,727    6.77     5.850      728     345,801   78.45    91.36     19.72    86.99
4.51 - 5.00%             1,042   362,803,845   53.80     5.974      716     348,180   78.49    88.35     18.88    83.48
5.51 - 6.00%               397   213,221,075   31.62     5.777      723     537,081   73.15    82.41     27.81    89.42
6.51 - 7.00%                 1       127,000    0.02     5.125      783     127,000   67.91    67.91      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                           Distribution by Periodic Lifetime Cap

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
                          Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
Periodic Lifetime Cap   Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
4.00% & Below                1      $177,600    0.03%    5.875%     643    $177,600   95.00%   95.00%     0.00%  100.00%
4.51 - 5.00%               658   219,479,251   32.55     6.071      714     333,555   78.19    85.65     25.22    76.37
5.51 - 6.00%             1,091   452,973,352   67.17     5.840      720     415,191   76.01    86.86     21.72    88.23
6.51 - 7.00%                 3     1,740,139    0.26     5.537      691     580,046   68.07    81.44      0.00   100.00
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========


                                    Distribution by Distribution by Interest Only Loans

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
 Interest Only Loans    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
N                          145   $45,349,427    6.72%    6.063%     708    $312,755   75.22%   81.54%    27.34%   74.43%
Y                        1,608   629,020,915   93.28     5.904      719     391,182   76.81    86.81     22.47    85.12
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

                                    Distribution by Distribution by Interest Only Term

                                               Pct.
                                                Of     Weighted  Weighted           Weighted  Weighted
                        Number                Pool By    Avg.      Avg.     Avg.      Avg.      Avg.     Pct.      Pct.
   Distribution by        Of     Principal   Principal   Gross   Current  Principal Original  Combined   Full     Owner
  Interest Only Term    Loans     Balance     Balance   Coupon     FICO    Balance     LTV      LTV       Doc    Occupied
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
0                          145   $45,349,427    6.72%    6.063%     708    $312,755   75.22%   81.54%    27.34%   74.43%
36                         157    56,981,056    8.45     5.756      719     362,937   76.83    86.89     27.96    79.63
60                         188    96,213,195   14.27     5.847      726     511,772   76.37    85.10     31.91    86.73
84                          32     8,889,215    1.32     5.983      736     277,788   77.87    82.78     43.75    61.75
120                      1,231   466,937,449   69.24     5.932      717     379,316   76.88    87.23     19.45    85.91
---------------------- -------- ------------ --------- --------- -------- --------- -------- --------- -------- ----------
Total:                   1,753  $674,370,342  100.00%    5.915%     718    $384,695   76.70%   86.45%    22.80%   84.40%
====================== ======== ============ ========= ========= ======== ========= ======== ========= ======== ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.